Exhibit 99.1



                          [COVER PAGE GRAPHICS OMITTED]


     Charter Mac
             Capital Solutions

                                                  Fourth Quarter 2001
                                                  Supplemental Analyst Package


[LOGO OMITTED]                                                                                    Fourth Quarter 2001
                                                                                         Supplemental Analyst Package

Charter Municipal                             Table of Contents
Mortgage Acceptance Company
625 Madison Avenue
New York, NY  10022                           At a Glance                                                           3
Phone:  212-558-1765
Fax:  212-751-3550                            Financial Highlights                                                  4
Web Site:  www.chartermac.com
AMEX Symbol:  CHC                             Consolidated Balance Sheets - Five Quarters ended December 31, 2001   7

Investor Contacts:                            Consolidated Statements of Income - Five Quarters
  Michael I. Wirth                              ended December 31, 2001                                             8
  Chief Financial Officer
  212-588-2095                                Cash Available for Distribution (CAD) Calculation,
                                                including Net Income to CAD Reconciliation                          9
  Brenda Abuaf
  Director of Investor Relations              Capitalization                                                        10
  800-831-4826
                                              Floating Rate Cost of Funds Index (Bond Market Association Index)     11

                                              Revenue   Bond Portfolio                                              12

Certain   items  in  this  document  may      Revenue Bond Portfolio Statistical Analysis                           16
constitute   forward-looking  statements
within  the   meaning  of  the   Private      Acquisition Activity                                                  18
Litigation  Reform  Act of  1995  and as
such  may  involve   known  and  unknown      Disposition Activity                                                  19
risks,  uncertainties  and other factors
which  may  cause  the  actual  results,      Construction and Rehabilitation Revenue Bond Performance              20
performances    or    achievements    of
CharterMac  to be  materially  different      Reporting Definitions                                                 22
from any future results, performances or
achievements  expressed  or  implied  by
such  forward-looking  statements.  Such
forward-looking statements speak only as
of the date of this document. CharterMac
expressly  disclaims  any  obligation or
undertaking  to  release   publicly  any
updates    or     revisions    to    any
forward-looking   statements   contained
herein   to   reflect   any   change  in
CharterMac's  expectations  with  regard
thereto or change in events,  conditions
or   circumstances  on  which  any  such
statement   is   based.


--------------------------------------------------------------------------------

  [LOGO OMITTED]     CharterMac provides superior total returns
  to investors by consistently increasing Cash Available for Distribution and thus dividends (substantially all of which are tax-exempt) and capital appreciation from increased share price.

--------------------------------------------------------------------------------
                             INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


     Closing Share Price (12/31/01)                       $16.25

     Range for quarter                           $14.75 - $16.48

     4Q01 Dividend                            $1.200 (annualized)

     Dividend Yield                                         7.4%

     Tax Adjusted Dividend Yield                           11.9%

     Quarter's CAD Payout Ratio                            82.0%



--------------------------------------------------------------------------------
                               NATIONAL PRESENCE
                  Geographic Distribution (based on par value)
--------------------------------------------------------------------------------


     Central                                                 41%

     West                                                    23%

     East                                                    36%


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
                              (Based on par value)
--------------------------------------------------------------------------------


     Lease-Up                                                18%

     New Construction                                        29%

     Rehab                                                    9%

     Stabilized                                              44%


--------------------------------------------------------------------------------


     CharterMac is principally engaged in the acquisition and ownership of tax-exempt multifamily housing revenue bonds and other investments that produce primarily tax-exempt income issued by various state or local governments, agencies or authorities.


--------------------------------------------------------------------------------
                               ACQUISITIONS VOLUME
                              (Face Value; $million)
--------------------------------------------------------------------------------



                                        $300          $296
                                        ____          ____
                                       |    |        |    |
                                       |    |        |    |
                                       |    |        |    |
                                       |    |        |    |
                         $196          |    |        |    |
                         ____          |    |        |    |
                        |    |         |    |        |    |
                        |    |         |    |        |    |
                        |    |         |    |        |    |
          $118          |    |         |    |        |    |
          ____          |    |         |    |        |    |
         |    |         |    |         |    |        |    |
         |    |         |    |         |    |        |    |
         |    |         |    |         |    |        |    |
         |    |         |    |         |    |        |    |
         |    |         |    |         |    |        |    |
     ----------------------------------------------------------
          1998           1999           2000          2001


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            4TH QUARTER COMPARATIVE
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                     $9,830.4                 $21,425.1

                                        | |                     | |
             $0.3657                    | |                     | |
                                        | |                     | |
               | |                      | |                     | |
  $0.3589      | |         $8,791.3     | |         $18,066.9   | |
               | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |
     | |       | |            | |       | |           | |       | |

    2000       2001          2000      2001          2000      2001


     1.9% increase          11.8% increase           18.6% increase
        in CAD              in Net Income to          in Revenues
    per diluted share        shareholders               (000's)
                                (000's)

                 Comparision to same quarter of prior year


--------------------------------------------------------------------------------
                               CAPITAL STRUCTURE
--------------------------------------------------------------------------------


     Total Market Capitalization                $1,413.4 million

     Common & CRA Shares
       Outstanding (diluted)                        36.7 million

     Equity Market
       Capitalization                             $815.0 million

     Securitized Debt                             $598.4 million

     Preferred Equity                             $218.5 million

     % of total capitalization
       at a Fixed Rate                                     68.3%


--------------------------------------------------------------------------------


[LOGO OMITTED]                                                                             Fourth Quarter 2001
                                                                                  Supplemental Analyst Package

                                                        Financial Highlights
                                              (Annual - audited; Quarterly - unaudited)


                                                            Quarters Ended December 31,                   Years Ended December 31,
                                                         -------------------------------            --------------------------------
                                                               2001              2000                   2001              2000
                                                         --------------    -------------            --------------    --------------
Operating Data
Revenues                                                  $ 21,425,064     $ 18,066,850               $ 75,080,581      $ 59,090,561
Net Income                                                  10,957,631        9,681,367                 38,985,174        30,091,056
Net Income Available to Common and CRA Shareholders          9,830,429        8,791,284                 35,010,608        27,074,115
CAD to Common and CRA Shareholders                          12,863,356        8,529,849                 41,840,014        28,202,569
Per Share data:
    Net Income Available to Common and CRA Shareholders
        per diluted Share                                 $      0.279     $      0.370               $      1.135      $      1.222
    CAD per diluted Share                                 $      0.366     $      0.359               $      1.357      $      1.273
    Dividends per Common and CRA Share                    $      0.300     $      0.275               $      1.140      $      1.070
Weighted Average diluted Common and CRA Shares              35,174,365       23,768,251                 30,837,340        22,152,239


Ratios
Interest Expense and Fees Coverage                                3.7x             3.0x                       3.4x              2.8x
Fixed Charge Coverage                                             2.4x             2.3x                       2.4x              2.2x
CAD Payout Ratio (per share basis)                               82.0%            76.6%                      84.0%             84.0%




                                             December 31,       September 30,          June 30,        March 31,        December 31,
                                                2001                2001                2001             2001              2000
                                         ------------------  -----------------   -----------------  ----------------  --------------
Capitalization
Total Debt                                 $   598,382,690    $   459,759,504      $  347,494,438     $ 376,507,980   $ 385,026,031
Preferred Equity                               218,500,000        169,000,000         169,000,000       169,000,000     169,000,000
Market Equity                                  596,509,420        527,312,440         525,755,129       385,171,878     339,875,276
                                         ------------------  -----------------   -----------------  ----------------  --------------

  Total Capitalization                     $ 1,413,392,110    $ 1,156,071,944      $1,042,249,567     $ 930,679,858   $ 839,901,307
                                         ==================  =================   =================  ================  ==============

Total Debt to Total Assets                           42.1%              40.4%               34.1%             41.1%
Total Debt to Total Market Capitalization            42.3%              39.8%               33.3%             40.5%           43.1%
Total Common and CRA Shares  Outstanding        36,708,272         33,018,938          32,962,704        25,290,340      25,288,339
Share Price at period-end                  $         16.25    $         15.97      $        15.95     $       15.23   $       13.44


[LOGO OMITTED]
                                                                                                        Fourth Quarter 2001
                                                                                               Supplemental Analyst Package


                      Proven Value Creation


                Cash Available for Distribution (CAD)                                             Earnings per Share
                    per Share Earnings per Share


$1.60 -|                                                             $1.40 -|
       |                                                                    |                                $1.22
       |                                                                    |                                 ____
$1.40 -|                                              $1.36          $1.20 -|                                |    |        $1.14
       |                                $1.27          ____                 |                  $1.02         |    |         ____
       |                 $1.19           ____         |    |                |  $0.98           ____          |    |        |    |
$1.20 -|                  ____          |    |        |    |         $1.00 -|   ____          |    |         |    |        |    |
       |                 |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
       |  $1.00          |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
$1.00 -|   ____          |    |         |    |        |    |         $0.80 -|  |    |         |    |         |    |        |    |
       |  |    |         |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
       |  |    |         |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
$0.80 -|  |    |         |    |         |    |        |    |         $0.60 -|  |    |         |    |         |    |        |    |
       |  |    |         |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
       |  |    |         |    |         |    |        |    |                |  |    |         |    |         |    |        |    |
$0.60 ---------------------------------------------------------      $0.40 ---------------------------------------------------------
           1998           1999           2000          2001                     1998           1999           2000




                   CAD per Share Payout Ratio                                                  Dividends per Share

100%  |
      |
      |     92%
 95% -|    ____                                                      $1.30 -|                                               $1.24
      |   |    |                                                            |                                                ____
      |   |    |                                                     $1.20 -|                                    $1.14      |    |
 90% -|   |    |                                                            |                        $1.07        ____      |    |
      |   |    |                                                     $1.10 -|                         ____       |    |     |    |
      |   |    |                                                            |             $1.00      |    |      |    |     |    |
 85% -|   |    |                                                     $1.00 -|  $0.93       ____      |    |      |    |     |    |
      |   |    |                        84%            84%                  |   ____      |    |     |    |      |    |     |    |
      |   |    |         83%            ____           ____          $0.90 -|  |    |     |    |     |    |      |    |     |    |
 80% -|   |    |         ____          |    |         |    |                |  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |         $0.80 -|  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |                |  |    |     |    |     |    |      |    |     |    |
 75% -|   |    |        |    |         |    |         |    |         $0.70 -|  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |                |  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |         $0.60 -|  |    |     |    |     |    |      |    |     |    |
 70% -|   |    |        |    |         |    |         |    |                |  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |         $0.50 -|  |    |     |    |     |    |      |    |     |    |
      |   |    |        |    |         |    |         |    |                |  |    |     |    |     |    |      |    |     |    |
 65% -|--------------------------------------------------------      $0.40 ---------------------------------------------------------
          1998           1999           2000          2001                      1998       1999       2000        2001       2002*


                                                                           * Estimated: year-to-date dividend plus latest quarterly
                                                                             dividend annualized.



[LOGO OMITTED]
                                                                                                        Fourth Quarter 2001
                                                                                               Supplemental Analyst Package



                                                        Proven Value Creation

                                 Total Return Since Inception on a Nominal and Tax Adjusted Basis(1)


40% -|
     |
     |
     |
35% -|                                                                                                          34.6%
     |                                                                                                        __________
     |                                                                                                       |//////////|
     |                                                               30.2%                                   |//////////|
30% -|                                                            __________                                 |//////////|
     |                                                           |//////////|                        29.3%   |//////////|
     |                                                           |//////////|                      __________|//////////|
     |                                                           |//////////|                     |          |//////////|
25% -|                                                           |//////////|                     |          |//////////|
     |                                                           |//////////|                     |          |//////////|
     |                                                   23.5%   |//////////|                     |          |//////////|
     |                   21.3%                         __________|//////////|                     |          |//////////|
20% -|                __________                      |          |//////////|                     |          |//////////|
     |     16.4%     |//////////|                     |          |//////////|                     |          |//////////|
     |     __________|//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
15% -|    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
10% -|    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
 5% -|    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
     |    |          |//////////|                     |          |//////////|                     |          |//////////|
 0% -|-----------------------------------------------------------------------------------------------------------------------------

            Since Inception (2)                               2000 (3)                                    2001 (3)

                                           _________________________________________________
                                          |                                                 |
                                          |  |_| Nominal Return   |//| Tax Adjusted Return  |
                                          |_________________________________________________|


          (1)  As of each respective period; taxable equivalent yield calculated using the highest applicable tax bracket.

          (2)  Calculated on an average annual basis. CharterMac listed on the American Stock Exchange on October 1, 1997.

          (3)  Return calculated on an annual basis based on actual one year return.


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                     Consolidated Balance Sheets
                                                             (unaudited)


                                                          December 31, 2001      September 30, 2001        June 30, 2001
                                                         -------------------    --------------------    ------------------
 Assets
  Revenue bonds at fair value                              $ 1,137,715,000         $   974,832,000       $   935,984,000
  Cash, cash equivalents and  temporary investments            110,033,398             112,465,147            39,363,348
  Promissory notes and mortgages receivable                     45,022,547              12,784,201            10,335,701
  Other assets                                                 127,355,098              36,945,066            33,956,057

                                                         -------------------    --------------------    ------------------
  Total Assets                                             $ 1,420,126,043         $ 1,137,026,414       $ 1,019,639,106
                                                         ===================    ====================    ==================


 Liabilities and Shareholders' Equity

 Liabilities
  Financing arrangements                                   $   541,796,333           $ 459,759,504         $ 347,494,438
  Notes payable                                                 56,586,357                       -                     -
  Interest rate swaps                                            2,957,663               4,253,036             1,047,070
  Accounts payable, accrued expenses and other liabilities      13,820,023               3,318,460             3,064,528
  Due to Manager and affiliates                                  2,265,781               1,824,422             1,640,128
  Due to FNMA                                                   18,406,159                       -                     -
  Deferred tax liability                                        10,250,789                       -                     -
  Reserve for possible DUS losses                                1,937,480                       -                     -
  Distributions payable to preferred shareholders                3,693,019               2,961,625             2,961,625
  Distributions payable to shareholders                         11,012,464               9,575,472             9,064,729

                                                         -------------------    --------------------    ------------------
  Total Liabilities                                            662,726,068             481,692,519           365,272,518
                                                         -------------------    --------------------    ------------------

  Preferred shares of subsidiary                               218,500,000             169,000,000           169,000,000
                                                         -------------------    --------------------    ------------------

  Minority interest in consolidated subsidiary                   3,652,281                       -                     -

 Shareholders' Equity
  Beneficial owners' equity -  Convertible CRA shareholders     25,521,546              25,250,843            25,616,658
  Beneficial owner's equity -  manager                           1,068,972                 969,682               865,184
  Beneficial owners' equity - common shareholders              511,456,298             460,975,984           459,259,107
  Treasury shares                                                 (103,359)               (103,359)             (103,359)
  Accumulated other comprehensive income                        (2,695,763)               (759,255)             (271,002)

                                                         -------------------    --------------------    ------------------
  Total Shareholders' Equity                                   535,247,694             486,333,895           485,366,588

                                                         -------------------    --------------------    ------------------
  Total Liabilities and Shareholders' Equity               $ 1,420,126,043         $ 1,137,026,414       $ 1,019,639,106
                                                         ===================    ====================    ==================




                                                           March 31, 2001      December 31, 2000
                                                          ----------------    ------------------
 Assets
  Revenue bonds at fair value                               $841,367,698        $845,405,056
  Cash, cash equivalents and  temporary investments           30,759,312          36,116,481
  Promissory notes and mortgages receivable                   10,410,934           9,909,933
  Other assets                                                33,037,699          33,804,395

                                                          ----------------    ----------------
  Total Assets                                              $915,575,643        $925,235,865
                                                          ================    ================


 Liabilities and Shareholders' Equity

 Liabilities
  Financing arrangements                                   $ 376,507,980       $ 385,026,031
  Notes payable                                                        -                   -
  Interest rate swaps                                          1,366,541                   -
  Accounts payable, accrued expenses and other liabiliti       2,847,861           2,835,144
  Due to Manager and affiliates                                1,639,657           1,598,921
  Due to FNMA                                                          -                   -
  Deferred tax liability                                               -                   -
  Reserve for possible DUS losses                                      -                   -
  Distributions payable to preferred shareholders              2,961,625           2,961,625
  Distributions payable to shareholders                        6,954,836           6,800,296

                                                          ----------------    ----------------
  Total Liabilities                                          392,278,500         399,222,017
                                                          ----------------    ----------------

  Preferred shares of subsidiary                             169,000,000         169,000,000
                                                          ----------------    ----------------

  Minority interest in consolidated subsidiary                         -                   -

 Shareholders' Equity
  Beneficial owners' equity -  Convertible CRA sharehold      34,400,652          34,397,168
  Beneficial owner's equity -  manager                           792,425             715,342
  Beneficial owners' equity - common shareholders            345,508,072         344,870,761
  Treasury shares                                               (103,359)           (103,359)
  Accumulated other comprehensive income                     (26,300,647)        (22,866,064)

                                                          ----------------    ----------------
  Total Shareholders' Equity                                 354,297,143         357,013,848

                                                          ----------------    ----------------
  Total Liabilities and Shareholders' Equity                $915,575,643        $925,235,865
                                                          ================    ================


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                  Consolidated Statements of Income
                                                             (unaudited)


                                                         December 31,           September 30,          June 30,
                                                             2001                   2001                2001
                                                        ------------------   -------------------   ----------------
       Revenues:
         Interest Income:
         Revenue bonds                                       $ 19,979,681          $ 18,818,704       $ 16,360,699
         Temporary investments                                    393,280               270,184            390,899
         Promissory notes                                         525,470               168,411            232,834
         Equity in earnings of ARCap                              456,005                     -                  -
         Other income                                              70,628                50,042            506,532

                                                        ------------------   -------------------   ----------------
         Total Revenues                                        21,425,064            19,307,341         17,490,964
                                                        ------------------   -------------------   ----------------

       Expenses:
         Interest expense                                       3,327,385             3,009,772          3,889,828
         Recurring fees related to the TOP                        733,247               623,288            569,702
         Bond servicing                                           698,763               618,035            595,453
         General and administrative                               759,195               523,424            729,772
         Amortization                                             242,429               221,900            202,545
         Loss (Gain) on impairment of assets                            -                     -            400,000
         Loss (Gain) on bond repayments                         1,013,395                     -                  -

                                                        ------------------   -------------------   ----------------
         Total Expenses                                         6,774,414             4,996,419          6,387,300
                                                        ------------------   -------------------   ----------------

         Income before minority interests                      14,650,650            14,310,922         11,103,664
                                                        ------------------   -------------------   ----------------

         Income allocated to preferred                         (3,693,019)           (2,961,625)        (2,961,625)
         shareholders
                                                        ------------------   -------------------   ----------------
         Net Income                                           $10,957,631          $ 11,349,297        $ 8,142,039
                                                        ==================   ===================   ================

       Allocation of Net Income to:
         Distributions to Manager                            $ (1,127,202)         $ (1,003,470)        $ (939,168)
                                                        ------------------   -------------------   ----------------
         Shareholders:
           Common shareholders                                $ 8,995,018          $ 10,165,756        $ 6,548,069
           CRA convertible preferred                              835,411               180,071            654,802
           shareholders                                   ------------------   -------------------   ----------------
         Total for Shareholders                               $ 9,830,429          $ 10,345,827        $ 7,202,871
                                                        ==================   ===================   ================
       Net income per common and CRA shares                        $ 0.28                $ 0.31             $ 0.24
       - basic                                          ==================   ===================   ================

                                                        ------------------   -------------------   ----------------
       Net income per common and CRA shares                        $ 0.28                $ 0.31             $ 0.24
       - diluted                                        ==================   ===================   ================



              Consolidated Statements of Income
                         (unaudited)

                                                            March 31,             December 31,
                                                                2001                   2000
                                                          -------------------    ------------------
       Revenues:
       Interest Income:
           Revenue bonds                                        $ 16,340,627         $ 17,420,561
           Temporary investments                                     224,578              394,089
           Promissory notes                                          256,934              252,200
           Equity in earnings of ARCap                                     -                    -
           Other income                                               35,073                    -

                                                          -------------------    -----------------
         Total Revenues                                           16,857,212           18,066,850
                                                          -------------------    -----------------

       Expenses:
           Interest expense                                        3,413,858            4,160,917
           Recurring fees related to the TOP                         564,573              622,015
           Bond servicing                                            541,886              522,481
           General and administrative                                742,279              562,787
           Amortization                                              198,574              200,809
           Loss (Gain) on impairment of assets                             -                    -
           Loss (Gain) on bond repayments                            101,791)            (645,151)

                                                          -------------------    -----------------
       Total Expenses                                              5,359,379            5,423,858
                                                          -------------------    -----------------

       Income before minority interests                           11,497,833           12,642,992
                                                          -------------------    -----------------

       Income allocated to preferred                              (2,961,625)          (2,961,625)
       shareholders
                                                          -------------------    -----------------
       Net Income                                                $ 8,536,208          $ 9,681,367
                                                          ===================    =================

      Allocation of Net Income to:
       Distributions to Manager                                   $ (904,738)          $ (890,083)
                                                          -------------------    -----------------

       Shareholders:
       Common shareholders                                       $ 6,849,905          $ 8,083,604
       CRA convertible preferred                                     781,565              707,680
       shareholders                                       -------------------    -----------------

       Total for Shareholders                                    $ 7,631,470          $ 8,791,284
                                                          ===================    =================
                                                          -------------------    -----------------
       Net income per common and CRA shares                           $ 0.30               $ 0.37
       - basic                                            ===================    =================

                                                          -------------------    -----------------
       Net income per common and CRA shares                           $ 0.30               $ 0.37
       - diluted                                          ===================    =================


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package

                                        Calculation of Cash Available for Distribution (CAD)
                                                             (unaudited)


                                                                          Quarters Ended December 31,
                                                                    ---------------------------------------
                                                                          2001                 2000
                                                                    ------------------   ------------------
        Sources of Cash
          Interest Income:
            Revenue bonds                                                $ 19,979,681         $ 17,420,561
            Temporary investments                                             393,280              394,089
            Promissory notes                                                  525,470              252,200
            Equity in income of ARCap                                         456,000
            Other income                                                       70,633
            Net amortization (accretion) included in income                 1,677,807               94,104

                                                                    ------------------   ------------------
        Total Sources of Cash                                            $ 23,102,871         $ 18,160,954
                                                                    ------------------   ------------------

        Uses of Cash
          Total expenses                                                    5,761,019            6,069,008
          (Loss) gain on repayment of bonds                                                       (645,151)
          Income allocated to preferred shareholders                        3,693,019            2,961,625
        Less:
          Amortization included in expenses                                  (242,429)            (200,809)
          Loss on impairment of assets                                              -                    -
          (Loss) gain on repayment of bonds                                         -              645,151

                                                                    ------------------   ------------------
        Total Uses of Cash                                                $ 9,211,609          $ 8,829,824
                                                                    ------------------   ------------------

        Cash Available for Distribution (CAD)                            $ 13,891,262          $ 9,331,130

        Less:  Distributions to Manager                                    (1,027,906)            (801,281)

                                                                    ------------------   ------------------
        CAD to Common and CRA shareholders                               $ 12,863,356          $ 8,529,849
                                                                    ==================   ==================

        Distributions to Common and CRA shareholders                     $ 11,012,488          $ 6,800,302
                                                                    =======================================

        Weighted Average Common and CRA Shares - basic                     35,113,134           23,735,475
        Weighted Average Common and CRA Shares - diluted                   35,174,365           23,768,251

        CAD per share - basic                                                  $ 0.37               $ 0.36
                                                                    ==================   ==================
        CAD per share - diluted                                                $ 0.37               $ 0.36
                                                                    ==================   ==================

        CAD Payout Ratio (per share basis)                                      82.0%                76.6%


                  Reconciliation of Net Income to Cash Available for Distribution (CAD)
                                               (unaudited)




                                                                          Quarters Ended December 31,
                                                                    ---------------------------------------
                                                                          2001                 2000
                                                                    ------------------   ------------------
        Net Income allocated to shareholders                              $ 9,830,429          $ 8,791,284

          Amortization included in income                                     470,189              104,044
          Accretion of Purchase Accounting Adj                                (51,306)              (9,939)
          Straight Lining of Effective Yield on Bonds                       1,293,670                    -
          Amortization expense                                                242,429              200,809
          Loss on impairment of bonds                                               -                    -
          Loss (gain) on repayment of revenue bonds                         1,013,395             (645,151)
          Net income allocated to Manager                                      99,297               88,802
          Adjustment for Stock Options                                        (34,747)                   -

                                                                    ------------------   ------------------
        CAD to Common and CRA shareholders                               $ 12,863,356          $ 8,529,849
                                                                    ==================   ==================


--------------------------------------------------------------------
        See Reporting Definitions for additional guidance




                                                                            Years Ended December 31,
                                                                    ----------------------------------------
                                                                          2001                  2000
                                                                    ------------------    ------------------
        Sources of Cash
          Interest Income:
            Revenue bonds                                                $ 71,499,711          $ 55,708,904
            Temporary investments                                           1,278,941             2,379,976
            Promissory notes                                                1,183,649             1,001,681
            Equity in income of ARCap
            Other income                                                    1,118,280
            Net amortization (accretion) included in income                 4,298,711               922,741

                                                                    ------------------    ------------------
        Total Sources of Cash                                            $ 79,379,292          $ 60,013,302
                                                                    ------------------    ------------------

        Uses of Cash
          Total expenses                                                   22,205,909            21,050,700
          (Loss) gain on repayment of bonds                                                        (645,151)
          Income allocated to preferred shareholders                       12,577,894             8,593,956
        Less:
          Amortization included in expenses                                  (865,448)             (577,388)
          Loss on impairment of assets                                                                    -
          (Loss) gain on repayment of bonds                                                         645,151

                                                                    ----------------------------------------
        Total Uses of Cash                                               $ 33,918,355          $ 29,067,268
                                                                    ----------------------------------------

        Cash Available for Distribution (CAD)                            $ 45,460,937          $ 30,946,034

        Less:  Distributions to Manager                                    (3,620,923)           (2,743,465)

                                                                    ----------------------------------------
        CAD to Common and CRA shareholders                               $ 41,840,014          $ 28,202,569
                                                                    ========================================

        Distributions to Common and CRA shareholders                     $ 36,607,592          $ 23,973,894
                                                                    ========================================

        Weighted Average Common and CRA Shares - basic                     30,782,161            22,140,576
        Weighted Average Common and CRA Shares - diluted                   30,837,340            22,152,239

        CAD per share - basic                                                  $ 1.36                $ 1.27
                                                                    ==================    ==================
        CAD per share - diluted                                                $ 1.36                $ 1.27
                                                                    ==================    ==================

        CAD Payout Ratio (per share basis)                                      84.0%                 84.0%


                  Reconciliation of Net Income to Cash Available for Distribution (CAD)
                                               (unaudited)




                                                                            Years Ended December 31,
                                                                    ----------------------------------------
                                                                          2001                  2000
                                                                    ------------------    ------------------
        Net Income allocated to shareholders                             $ 35,010,608          $ 27,074,115

          Amortization included in income                                   1,631,818               922,741
          Accretion of Purchase Accounting Adj                               (144,482)                    -
          Straight Lining of Effective Yield on Bonds                       2,642,439                     -
          Amortization expense                                                865,448               577,388
          Loss on impairment of bonds                                         400,000                     -
          Loss (gain) on repayment of revenue bonds                           911,604              (645,151)
          Net income allocated to Manager                                     353,643               273,476
          Adjustment for Stock Options                                        168,936                     -

                                                                    ------------------    ------------------
        CAD to Common and CRA shareholders                               $ 41,840,014          $ 28,202,569
                                                                    ==================    ==================


--------------------------------------------------------------------
        See Reporting Definitions for additional guidance


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                  Capitalization as of Quarter End
                                                             (unaudited)


------------------------------------------------------------------------------------------------------------------------------------
Debt
------------------------------------------------------------------------------------------------------------------------------------
                                               Weighted Average                                              Percentage of
                                               Interest Rate for        Outstanding      Percentage of        Total Market
          Description          Program            12 months              Balance         Total Debt          Capitalization
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Financial Arrangements         PFloats          3.72%                  $ 191,796,333        32.1%                  13.6%
Financial Arrangements          TOPs            3.50%                    350,000,000        58.5%                  24.8%
Notes Payable                                   4.27%                     56,586,357         9.5%                   4.0%
                                          ------------------------------------------------------------------------------------------
  Total / Weighted Average                      3.64%                  $ 598,382,690       100.0%                  42.3%
                                          ==========================================================================================




------------------------------------------------------------------------------------------------------------------------------------
Cumulative Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     Mandatory      Liquidation      Percentage of
                                                                      Mandatory     Repurchase   Preference (Total   Total Market
          Description        Issuance Date      Dividend Rate        Tender Date        Date            Par)         Capitalization
------------------------------------------------------------------------------------------------------------------------------------

Series A                      06/29/1999           6.625%            06/30/2009      06/30/2049   $  90,000,000          6.4%
Series A-1                    07/21/2000           7.100%            06/30/2009      06/30/2049      24,000,000          1.7%
Series A-2                    10/09/2001           6.300%            06/30/2009      06/30/2049      31,000,000          2.2%
Series B                      07/21/2000           7.600%            11/30/2010      11/30/2050      55,000,000          3.9%
Series B-1                    10/09/2001           6.800%            11/30/2010      11/30/2050      18,500,000          1.3%
                                           -----------------------                               -----------------------------------
  Total / Weighted Average                         6.891%                                         $ 218,500,000         15.5%
                                           =======================                               ===================================




------------------------------------------------------------------------------------------------------------------------------------
CRA Convertible Preferred Stock
------------------------------------------------------------------------------------------------------------------------------------
                         Transaction                              Market Price     Transaction                         Conversion
          Description       Date            Number of Shares         per Share     Share Price       Conversion Price     Ratio
------------------------------------------------------------------------------------------------------------------------------------
Initial Issuance         05/10/2000             1,946,000             $11.88          $14.13               $15.33         92.17%
4Q 2000 Issuance         12/14/2000               644,000             $13.00          $14.13               $14.60         96.78%
2Q 2001 Redemption       05/24/2001              (707,636)            $14.64          $12.70                 n/a           n/a
                                         ------------------------
    Total                                       1,882,364
                                         ========================




------------------------------------------------------------------------------------------------------------------------------------
Common and CRA Market Equity
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Percentage of         Percentage of
                                        Shares                                                   Common and          Total Market
          Description                Outstanding       Quarter End       Market Value            CRA Shares          Capitalization
------------------------------------------------------------------------------------------------------------------------------------
CRA Convertible Preferred Stock       1,882,364           $16.25          30,588,415                 5.1%                 2.2%
Common Stock                         34,825,908           $16.25         565,921,005                94.9%                40.0%
                                 -------------------                  --------------------------------------------------------------
  Total shares outstanding           36,708,272                          596,509,420               100.0%                42.2%
                                 ===================                  ==============================================================




------------------------------------------------------------------------------------------------------------------------------------
  Total Market Capitalization
------------------------------------------------------------------------------------------------------------------------------------
                                                          Balance         % of Total
                                                  --------------------------------------------
     Equity (Common & Preferred)                      $   815,009,420        57.7%
     Debt                                                 598,382,690        42.3%
                                                  --------------------------------------------
        Total Market Capitalization                   $ 1,413,392,110       100.0%
                                                  ============================================




------------------------------------------------------------------------------------------------------------------------------------
Effective Fixed Rate vs. Floating Rate Funding Exposure
------------------------------------------------------------------------------------------------------------------------------------
                                  Before Interest Rate Swaps                               After Interest Rate Swaps
                                  --------------------------                               -------------------------
                                  Floating Rate     Fixed Rate     Interest Swaps     Floating Rate     Fixed Rate         Total
                                  --------------------------------------------------------------------------------------------------
Floating Rate Debt                 598,382,690                 -    (150,000,000)      448,382,690                      448,382,690
Floating to Fixed Rate Swaps                                         150,000,000                        150,000,000     150,000,000
Preferred Equity                        -             218,500,000                              -        218,500,000     218,500,000
Common and CRA Equity                   -             596,509,420                              -        596,509,420     596,509,420
                                  ---------------------------------                   ______________________________________________
Total Funding Sources              598,382,690        815,009,420                      448,382,690      965,009,420   1,413,392,110
                                  =================================                   ==============================================
% of Total                                42.3%              57.7%                              31.7%          68.3%




------------------------------------------------------------------------------------------------------------------------------------
Dividend Yield
------------------------------------------------------------------------------------------------------------------------------------
                                                            Yield on Period-
                                                                End Market      % Tax-Exempt     Assumed 2001
                             for Quarter       Annualized         Price            Income          Tax Rate      Tax-Adjusted Yield
                      --------------------------------------------------------------------------------------------------------------
1Q 2001 Dividend               $0.275            $1.100            7.2%            96.0%              39.1%             11.7%
2Q 2001 Dividend               $0.275            $1.100            6.9%            96.0%              39.1%             11.1%
3Q 2001 Dividend               $0.290            $1.160            7.3%            96.0%              39.1%             11.7%
4Q 2001 Dividend               $0.300            $1.200            7.4%            96.0%              39.1%             11.9%



                                 [INSERT P9-BMA]


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)


                                                               Last Year of
                                                                   Con-     Partici-            Month/                   Optional
                                                                struction/   pating              Year                    Redemp-
    Property                   Location        State    Units     Rehab(1)    Bond  Bond Type  Acquired  Call Date(2)   tion Date(3)
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------

Bristol Village                Bloomington       MN       290       1989       No     80/20      Jul-87     Jan-10     Jan-05
Carrington Point               Los Banos         CA        80       1999       No     LIHTC      Sep-98     Oct-17     Oct-10
Casa Ramon                     Orange County     CA        75       2001       No     LIHTC      Jul-00     Oct-16     Oct-16
Cedar Creek                    McKinney          TX       250       1988       No     80/20      Dec-86     Oct-10     Oct-03
Cedar Pointe                   Nashville         TN       210       1989      Yes     80/20      Apr-87     Nov-06     Mar-04
Cedarbrook                     Hanford           CA        70       1999       No     LIHTC      Apr-98     May-17     Jun-10
Clarendon Hills                Hayward           CA       285       1989      Yes     80/20      Dec-86     Dec-03     Dec-91
Crowne Pointe                  Olympia           WA       160       1986      Yes     80/20      Dec-86      6 mo.     Sep-11
Cypress Run                    Tampa             FL       408       1988      Yes     80/20      Aug-86     Dec-29     Dec-04
Del Monte Pines                Fresno            CA       366       2000       No     LIHTC      May-99     May-17     May-17
Douglas Pointe                 Miami             FL       176       2001       No     LIHTC      Sep-99     Oct-26     Oct-16
Fort Chaplin                   Washington        DC       549       2000       No     LIHTC      Dec-99     Jan-16     Jan-16
Franciscan Riviera             Antioch           CA       129       2001       No     LIHTC      Aug-99     Apr-16     Apr-16
Garfield Park                  Washington        DC        94       2000       No     LIHTC      Aug-99     Aug-17     Aug-17
Greenbriar                     Concord           CA       199       2000       No     LIHTC      May-99     May-17     May-17
Highland Ridge                 St. Paul          MN       228       1989      Yes     80/20      Dec-86     Jun-10     Jun-03
Highpointe                     Harrisburg        PA       240       1991      Yes     80/20      Jul-86      6 mo.     Jun-96
Highpointe                     Harrisburg        PA         *        *         No     80/20      Nov-00     Jun-06        -
Lakepoint                      Atlanta           GA       360       1989       No     80/20      Nov-87     Jul-05     Jul-05
Lakes Edge at Walden           Miami             FL       400       2001       No     80/20      Jun-99     Jun-13     Jun-19
Lakes, The                     Kansas City       MO       400       1989      Yes     80/20      Dec-86     Dec-06        -
Lewis Place                    Gainesville       FL       112       2000       No     LIHTC      Jun-99     Jun-16     Jun-16
Lexington Square               Clovis            CA       130       2000       No     LIHTC      Aug-98     Sep-17     Sep-10
Lexington Trails               Houston           TX       200       1997       No    501(c)3     Nov-00     May-07     May-06
Loveridge                      Pittsburg         CA       148       1987      Yes     80/20      Nov-86     Jun-04     Jun-04
Mansions, The                  Independence      MO       550       1987       No     80/20      May-86     Jan-11     Jan-06
Newport Village                Tacoma            WA       402       1987      Yes     80/20      Feb-87      6 mo.     Sep-06
North Glen                     Atlanta           GA       284       1987      Yes     80/20      Sep-86     Jul-05     Jul-05
Ocean Air                      Norfolk           VA       434       2001       No     LIHTC      Apr-98     Jan-16     Jan-11
Orchard Hills                  Tacoma            WA       176       1987      Yes     80/20      Dec-86     Jun-04     Jun-04
Orchard Mill                   Atlanta           GA       238       1990      Yes     80/20      May-89     Jul-05     Jul-05
Pelican Cove                   St. Louis         MO       402       1989       No     80/20      Feb-87     Oct-10     Oct-03
Phoenix                        Stockton          CA       186       2000       No     LIHTC      Apr-98     Nov-16     Nov-10
Reflections                    Casselberry       FL       336       1995      Yes     80/20      Nov-00     Dec-05     Dec-04
River Run                      Miami             FL       164       1987      Yes     80/20      Aug-87      6 mo.     Aug-97
Shannon Lake                   Atlanta           GA       294       1988      Yes     80/20      Jun-87     Jul-05     Jul-05
Silvercrest                    Clovis            CA       100       1999       No     LIHTC      Sep-98     Oct-17     Oct-10
South Congress                 Austin            TX       172       2001       No     LIHTC      May-00     Oct-16     Oct-16
Standiford                     Modesto           CA       250       2001       No     LIHTC      Sep-99     Apr-16     Apr-16
Stonecreek                     Clovis            CA       120       2000       No     LIHTC      Apr-98     May-17     May-10
Sunset Creek                   Lancaster         CA       148       1989       No     80/20      Mar-88     Dec-09     Mar-98
Sunset Downs                   Lancaster         CA       264       1987       No     80/20      Feb-87     Dec-09     Feb-97
Sunset Terrace                 Lancaster         CA       184       1987       No     80/20      Feb-87     Dec-09     Feb-97
Sunset Village                 Lancaster         CA       204       1989       No     80/20      Mar-88     Dec-09     Mar-98
Sycamore Woods                 Antioch           CA       186       2000       No     LIHTC      May-99     May-17     May-17
Tallwood                       Virginia Beach    VA       120       2000       No     LIHTC      Sep-99     Nov-17     Oct-16
Thomas Lake                    Eagan             MN       216       1988       No     80/20      Sep-86     Jan-10     Jan-05
Village Green                  Merced            CA         *        *         No     LIHTC      Aug-00        *          *
Village Green                  Merced            CA       128       2001       No     LIHTC      Aug-00     Jan-17     Jan-17
Walnut Park Plaza              Philadelphia      PA       224       2000       No     LIHTC      Apr-00        -       Apr-10
Williams Run                   Dallas            TX       252       1986       No    501(c)3     Dec-00     Jan-11     Jan-14
Willow Creek                   Ames              IA       138       1988      Yes     80/20      Feb-87     Jul-08     Jul-08
                                                      ---------                                            ---------------------
  Stabilized Properties - Subtotal / Weighted Average  11,731                                               Dec-11     Jun-07
                                                      ---------                                            ---------------------



                                                                                                                Effective
                                                          Fair Value(4)                     Stated     Future    Date of   Dec. 2001
                               Maturity       Bond Par    at December 31,  Letter of       Interest   Interest    Future     Rental
    Property                     Date          Amount         2001        Credit Put(5)     Rate(6)     Rate(7)   Rate(7)     Occup.
------------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------

Bristol Village                 Dec-27       17,000,000     17,388,000          -           7.500%       -          -        91.0%
Carrington Point                Sep-40        3,375,000      2,961,000          -           6.375%       -          -       100.0%
Casa Ramon                      Sep-35        4,744,000      4,895,000          -           7.500%       -          -       100.0%
Cedar Creek                     Oct-20        8,100,000      8,207,000          -           7.430%       -          -        87.8%
Cedar Pointe                    Apr-17        9,500,000      9,069,000          -           7.000%       -          -        87.4%
Cedarbrook                      May-40        2,840,000      2,782,000          -           7.125%       -          -        98.6%
Clarendon Hills                 Dec-03       17,600,000     13,400,000          -           5.520%       -          -        98.6%
Crowne Pointe                   Aug-29        5,075,000      5,018,000          -           7.250%       -          -        98.1%
Cypress Run                     Dec-29       15,402,428     12,274,000          -           5.500%       -          -        89.6%
Del Monte Pines                 May-36       11,000,000     10,317,000          -           6.800%       -          -        91.5%
Douglas Pointe                  Sep-41        7,100,000      6,778,000          -           7.000%       -          -       100.0%
Fort Chaplin                    Jan-36       25,800,000     24,250,000          -           6.900%       -          -        97.6%
Franciscan Riviera              Aug-36        6,587,500      6,474,000          -           7.125%       -          -        98.4%
Garfield Park                   Aug-31        3,260,000      3,223,000          -           7.250%       -          -        91.5%
Greenbriar                      May-36        9,585,000      9,089,000          -           6.875%       -          -        98.0%
Highland Ridge                  Jun-18       15,000,000     14,831,000          -           7.250%       -          -        95.6%
Highpointe                      Jun-06        8,900,000      5,728,000          -           8.500%       -          -        96.6%
Highpointe                      Jun-06        3,250,000      3,989,000          -           9.000%       -          -          *
Lakepoint                       Jun-17       15,100,000     12,355,000          -           6.000%       -          -        99.0%
Lakes Edge at Walden            May-35       14,850,000     13,974,000          -           6.900%       -          -        95.7%
Lakes, The                      Dec-06       13,650,000     10,896,000          -           4.870%       -          -        84.8%
Lewis Place                     Jun-41        4,000,000      3,682,000          -           7.000%       -          -        98.2%
Lexington Square                Aug-40        3,850,000      3,376,000          -           6.375%       -          -       100.0%
Lexington Trails                May-22        4,900,000      5,521,000          -           9.000%       -          -        90.8%
Loveridge                       Nov-06        8,550,000      7,371,000          -           7.500%       -          -        98.6%
Mansions, The                   Apr-25       19,450,000     19,230,000          -           7.250%       -          -        93.6%
Newport Village                 Aug-29       13,000,000     12,853,000          -           7.250%       -          -        96.5%
North Glen                      Jun-17       12,400,000     12,683,000          -           7.500%       -          -        92.6%
Ocean Air                       Nov-30       10,000,000      9,887,000          -           7.250%       -          -        95.6%
Orchard Hills                   Aug-29        5,650,000      5,586,000          -           7.250%       -          -        97.1%
Orchard Mill                    Jun-17       10,500,000     10,739,000          -           7.500%       -          -        93.7%
Pelican Cove                    Oct-20       18,000,000     17,797,000          -           7.250%       -          -        95.2%
Phoenix                         Oct-29        3,250,000      3,151,000          -           7.125%       -          -        98.4%
Reflections                     Dec-25       10,700,000     13,133,000          -           9.000%       -          -        94.6%
River Run                       Aug-07        7,200,000      7,855,000          -           8.000%       -          -        94.4%
Shannon Lake                    Jun-17       12,000,000     12,103,000          -           7.000%       -          -        90.8%
Silvercrest                     Sep-40        2,275,000      2,232,000          -           7.125%       -          -       100.0%
South Congress                  Sep-36        6,300,000      6,444,000          -           7.500%       -          -        93.5%
Standiford                      Aug-36        9,520,000      9,356,000          -           7.125%       -          -        96.0%
Stonecreek                      Apr-40        8,820,000      8,635,000          -           7.125%        -         -        99.1%
Sunset Creek                    Dec-19        8,275,000      6,251,000          -           5.477%        -         -        93.1%
Sunset Downs                    Dec-19       15,000,000     11,332,000          -           5.477%        -         -        96.6%
Sunset Terrace                  Dec-19       10,350,000      7,819,000          -           5.477%        -         -        95.7%
Sunset Village                  Dec-19       11,375,000      8,593,000          -           5.477%        -         -        92.0%
Sycamore Woods                  May-36        9,415,000      8,928,000          -           6.875%        -         -        96.8%
Tallwood                        Oct-41        6,205,000      6,135,000          -           7.250%        -         -        98.3%
Thomas Lake                     Dec-27       12,975,000     13,271,000          -           7.500%        -         -        95.8%
Village Green                   Aug-14          503,528        521,000          -           7.500%        -         -          *
Village Green                   Jan-37        3,078,000      3,184,000          -           7.500%        -         -        98.4%
Walnut Park Plaza               Oct-18        5,500,000      5,600,000          -           7.500%        -         -        85.7%
Williams Run                    Nov-40       12,650,000     12,596,000          -           7.650%        -         -        74.6%
Willow Creek                    Jun-22        6,100,000      6,031,000          -           7.250%        -         -       100.0%
                               -----------------------------------------                   ---------                       --------
  Stabilized Properties -
  Subtotal/Weighted Average     Jul-25      489,510,456    459,793,000                      6.929%                           94.2%
                               -----------------------------------------                   ---------                       --------




                                                  Unaudited
                                  2001 Unit       Year 2001
    Property                     Rental Rates       DSCR       Entity**
-----------------------------------------------------------------------

Tax-Exempt First Mortgage Bonds
Stabilized Portfolio
--------------------

Bristol Village                    400-2,398      1.51x        Owner
Carrington Point                   448-565        1.20x        Owner
Casa Ramon                         652-1086       1.60x        Owner
Cedar Creek                        250-940        1.58x        Owner
Cedar Pointe                       540-860        1.11x         Orig
Cedarbrook                         418-517        1.07x        Owner
Clarendon Hills                    619-1,700      1.40x         Orig
Crowne Pointe                      485-845        1.48x        Owner
Cypress Run                        485-855        1.48x         Orig
Del Monte Pines                    388-544        1.27x        Owner
Douglas Pointe                     504-604        1.04x        Equity
Fort Chaplin                       419-1,032      1.19x        Owner
Franciscan Riviera                 500-872        1.41x        Equity
Garfield Park                      585-946        1.29x         Orig
Greenbriar                         750-1,100      1.41x        Owner
Highland Ridge                     850-1,460      1.41x        Owner
Highpointe                         450-830        1.00x        Issuer
Highpointe                            *           2.84x        Holding
Lakepoint                          462-895        1.27x         Orig
Lakes Edge at Walden               618-944        1.35x        Equity
Lakes, The                         495-700        1.91x         Orig
Lewis Place                        529-642        1.15x        Equity
Lexington Square                   393-471        1.41x         Orig
Lexington Trails                   435-700        0.95x        Holding
Loveridge                          650-1,300      1.82x         Orig
Mansions, The                      410-1,350      1.59x        Owner
Newport Village                    376-690        1.36x        Owner
North Glen                         575-1,010      1.01x        Owner
Ocean Air                          590-690        2.17x        Owner
Orchard Hills                      475-815        1.42x        Owner
Orchard Mill                       459-900        1.10x        Owner
Pelican Cove                       390-725        1.41x        Owner
Phoenix                            395-721        1.88x        Owner
Reflections                        280-780        1.47x        Owner
River Run                          351-1,034      1.50x        Owner
Shannon Lake                       463-855        1.03x        Issuer
Silvercrest                        300-393        1.44x        Owner
South Congress                     303-504        0.91x        Owner
Standiford                         395-650        1.18x        Owner
Stonecreek                         654-993        1.30x        Owner
Sunset Creek                       460-869        1.64x        Equity
Sunset Downs                       535-810        1.58x         Orig
Sunset Terrace                     530-815        1.48x         Orig
Sunset Village                     520-840        1.39x        Equity
Sycamore Woods                     575-1,003      1.55x        Owner
Tallwood                           597-680        1.16x        Equity
Thomas Lake                        830-1,300      1.45x        Owner
Village Green                         *             *          Owner
Village Green                      380-485        1.02x        Owner
Walnut Park Plaza                  597-650        1.17x        Owner
Williams Run                       554-751        1.01x         Orig
Willow Creek                       565-810        1.04x        Owner
                                               ----------
  Stabilized Properties -
  Subtotal/Weighted Average                       1.38x
                                               ----------


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)


                                                               Last Year of
                                                                   Con-     Partici-            Month/                   Optional
                                                                struction/   pating              Year                    Redemp-
    Property                   Location        State    Units     Rehab(1)    Bond  Bond Type  Acquired  Call Date(2)   tion Date(3)
------------------------------------------------------------------------------------------------------------------------------------

Lease-Up Portfolio(8)
---------------------

Barnaby Manor                  Washington        DC       124       2001       No     LIHTC      Nov-99     May-17     May-17
Bay Colony                     League City       TX       248       2001       No     LIHTC      Aug-00     Aug-17     Jul-17
Chapel Ridge at Little Rock    Little Rock       AR       128       2001       No     LIHTC      Aug-99     Aug-15     Aug-16
Chapel Ridge at Texarkana      Texarkana         AR       144       2000       No     LIHTC      Sep-99     Oct-16     Oct-16
College Park                   Naples            FL       210       2000       No     LIHTC      Jul-98     Jul-25     Jul-10
Columbia at Bells Ferry        Cherokee Co.      GA       272       2001       No     LIHTC      Apr-00     Apr-17     Apr-17
Falcon Creek                   Indianapolis      IN       131       2000       No     LIHTC      Sep-98     Sep-16     Sep-10
Forest Hills                   Garner            NC       136       2000       No     LIHTC      Dec-98     Jun-16     Jul-04
Gulfstream                     Dania             FL        96       2000       No     LIHTC      Jul-98     Apr-16     Apr-10
Hamilton Gardens               Hamilton          NJ       174       2001       No     LIHTC      Mar-99     Mar-17     Mar-10
Jubilee Courtyards             Florida City      FL        98       1999       No     LIHTC      Sep-98     Oct-25     Oct-10
Lake Jackson                   Lake Jackson      TX       160       2000       No     LIHTC      Dec-98     Jan-18     Jan-11
Lake Park                      Turlock           CA       104       2000       No     LIHTC      Jun-99     Oct-15     Oct-16
Lakemoor                       Durham            NC       160       2001       No     LIHTC      Dec-99     Jan-17     Jan-17
Lenox  Park                    Gainesville       GA       292       2000       No     LIHTC      Jul-99     Aug-21     Aug-16
Madalyn Landing                Palm Bay          FL       304       2000       No     LIHTC      Nov-98     Dec-17     Nov-10
Marsh Landing                  Portsmouth        VA       250       2001       No     LIHTC      May-98     Jul-17     Jul-10
Millpond Village               East Windsor      CT       360       2001       No     LIHTC      Dec-00        -          -
Mountain Ranch                 Austin            TX       196       2001       No     LIHTC      Dec-98     Jan-18     Jan-11
Newark Commons                 New Castle        DE       220       2001       No     LIHTC      May-00     May-18     Nov-17
Northpointe Village            Fresno            CA       406       2000       No     LIHTC      Aug-98     Sep-17     Sep-10
Park Sequoia                   San Jose          CA        81       2001       No     LIHTC      Oct-00     Mar-17     Mar-17
San Marcos                     San Marcos        TX       156       2001       No     LIHTC      May-00     Mar-17     Mar-17
Summer Lake                    Davie             FL       108       2001       No     LIHTC      Mar-00     Apr-27     Apr-27
Walnut Creek                   Austin            TX        98       2001       No     LIHTC      May-00     Oct-16     Oct-16
Walnut Creek                   Austin            TX         *        *         No     LIHTC      May-00        *          *
                                                      ---------                                            --------------------
    Lease-Up - Subtotal / Weighted Average              4,656                                               Jul-18     Apr-14
                                                      ---------                                            --------------------




                                                                                                                Effective
                                                          Fair Value(4)                     Stated     Future    Date of   Dec. 2001
                               Maturity       Bond Par    at December 31,  Letter of       Interest   Interest    Future     Rental
    Property                     Date          Amount         2001        Credit Put(5)     Rate(6)     Rate(7)   Rate(7)     Occup.
------------------------------------------------------------------------------------------------------------------------------------

Lease-Up Portfolio(8)
---------------------

Barnaby Manor                   May-32        4,500,000      4,526,000          -           7.375%       -         -        90.3%
Bay Colony                      Aug-42       10,100,000     10,330,000          -           7.500%       -         -        90.3%
Chapel Ridge at Little Rock     Aug-39        5,600,000      5,428,000          -           7.125%       -         -        91.3%
Chapel Ridge at Texarkana       Sep-41        5,800,000      5,833,000          -           7.375%       -         -        96.5%
College Park                    Jul-40       10,100,000      9,961,000          -           7.250%       -         -        94.7%
Columbia at Bells Ferry         Apr-42       13,000,000     13,119,000          -           7.400%       -         -        63.7%
Falcon Creek                    Aug-38        6,144,600      6,062,000          -           7.250%       -         -        94.7%
Forest Hills                    Jun-34        5,930,000      5,696,000          -           7.125%       -         -        89.0%
Gulfstream                      Jul-38        3,500,000      3,445,000          -           7.250%       -         -        94.7%
Hamilton Gardens                Mar-35        6,400,000      6,181,000          -           7.125%       -         -        97.1%
Jubilee Courtyards              Sep-40        4,150,000      3,928,000          -           7.125%       -         -        98.0%
Lake Jackson                    Jan-41       10,934,000     10,430,000          -           7.000%       -         -        91.5%
Lake Park                       Sep-35        3,638,000      3,638,000          -           7.250%       -         -        99.0%
Lakemoor                        Dec-41        9,000,000      8,898,000          -           7.250%       -         -          -
Lenox  Park                     Jul-41       13,000,000     12,055,000          -           6.800%       -         -        91.7%
Madalyn Landing                 Nov-40       14,000,000     13,349,000          -           7.000%       -         -        87.7%
Marsh Landing                   Jul-30        6,050,000      5,944,000          -           7.250%       -         -        97.6%
Millpond Village                Dec-31       14,300,000     14,724,000          -           7.550%       -         -        99.2%
Mountain Ranch                  Jan-41        9,128,000      8,863,000          -           7.125%       -         -        62.2%
Newark Commons                  May-43       14,300,000     14,236,000          -           7.300%       -         -        86.8%
Northpointe Village             Aug-40       13,250,000     13,679,000          -           7.500%       -         -        98.0%
Park Sequoia                    Mar-37        6,740,000      6,972,000          -           7.500%       -         -        96.3%
San Marcos                      Mar-42        7,231,000      7,273,000          -           7.375%       -         -        44.2%
Summer Lake                     Mar-42        5,600,000      5,651,000          -           7.400%       -         -       100.0%
Walnut Creek                    Sep-36        3,240,000      3,314,000          -           7.500%       -         -        98.0%
Walnut Creek                    May-14          360,000        344,000          -           7.500%       -         -          *
                              ---------------------------------------------                ---------                      --------
    Lease-Up - Subtotal /
    Weigted Average             Jun-39      205,995,600    203,879,000                      7.262%                          88.9%
                              ---------------------------------------------                ---------                      --------


                                                  Unaudited
                                  2001 Unit       Year 2001
    Property                     Rental Rates       DSCR       Entity**
-----------------------------------------------------------------------

Lease-Up Portfolio(8)
---------------------

Barnaby Manor                      850-975           -          Equity
Bay Colony                            -              -           Orig
Chapel Ridge at Little Rock           -              -          Owner
Chapel Ridge at Texarkana          320-665           -          Owner
College Park                       451-780           -          Owner
Columbia at Bells Ferry               -              -          Owner
Falcon Creek                       425-800           -          Owner
Forest Hills                       550-650           -          Equity
Gulfstream                         502-633           -          Owner
Hamilton Gardens                   625-730           -          Equity
Jubilee Courtyards                 525-710           -          Owner
Lake Jackson                       550-1,095         -          Owner
Lake Park                          452-634           -          Owner
Lakemoor                              -              -          Equity
Lenox  Park                        431-620           -          Equity
Madalyn Landing                    425-599           -          Owner
Marsh Landing                         -              -          Owner
Millpond Village                   477-1,020         -          Equity
Mountain Ranch                     586-814           -          Equity
Newark Commons                        -              -          Owner
Northpointe Village                388-583           -          Owner
Park Sequoia                       799-1,350         -          Owner
San Marcos                            -              -           Orig
Summer Lake                           -              -           Orig
Walnut Creek                       338-556           -          Owner
Walnut Creek                          *              -          Owner
                                                   ------
    Lease-Up - Subtotal /
    Weighted Average                                NAP
                                                   ------



                                                               Last Year of
                                                                   Con-     Partici-            Month/                   Optional
                                                                struction/   pating              Year                    Redemp-
    Property                   Location        State    Units     Rehab(1)    Bond  Bond Type  Acquired  Call Date(2)  tion Date(3)
------------------------------------------------------------------------------------------------------------------------------------

Construction Bond Portfolio(9)
------------------------------

Arbors at Creekside            Austin            TX       176        -         No      LIHTC     Jun-01     Jun-18     Jun-18
Armstrong Farm                 Jeffersonville    IN       168        -         No      LIHTC     Oct-00     Oct-17     Oct-17
Belmont Heights Estates        Tampa             FL       201        -         No      LIHTC     Jun-01     Jun-18     Jun-18
Blufffview                     Denton            TX       250        -         No      LIHTC     May-01     May-18     May-18
Blunn Creek                    Austin            TX       280        -         No      LIHTC     Aug-01     Jul-18     Jul-18
Chandler Creek                 Round Rock        TX       216        -         No     501(c)3    Oct-00     Dec-17     Dec-17
Chapel Ridge at Claremore      Claremore         OK       104        -         No      LIHTC     Oct-00     Oct-17     Oct-17
Chapel Ridge at Lowell         Lowell            AR       126        -         No      LIHTC     May-01     Oct-01     May-01
Cobb Park                      Ft. Worth         TX       172        -         No      LIHTC     Jul-01     Aug-18     Aug-18
Grace Townhomes                Ennis             TX       112        -         No      LIHTC     May-00     Jun-17     Jun-17
Grandview Forest               Durham            NC        92        -         No      LIHTC     Dec-00     Feb-18     Feb-18
Greenbridge at Buckingham      Richardson        TX       242        -         No     501(c)3    Nov-00     Mar-17     Mar-17
Hidden Grove                   Miami             FL       222        -         No      LIHTC     Sep-00     Oct-17     Oct-17
Hillside                       Dallas            TX       236        -         No      LIHTC     Dec-01     Nov-18     Nov-18
Knollwood Villas               Denton            TX       264        -         No      LIHTC     May-01     May-18     May-18
Lakeline                       Leander           TX       264        -         No     501(c)3    Nov-01     Aug-18
Lakewood Terrace               Belton            MO       152        -         No      LIHTC     Aug-01     Feb-19     Feb-19
Magnolia Arbors                Covington         GA       250        -         No      LIHTC     Apr-01     May-18     May-08
Midtown Square                 Columbus          GA       144        -         No      LIHTC     Jun-01     Jun-21     Jun-08
Oak Hollow                     Dallas            TX       150        -         No      LIHTC     Dec-01     Nov-18     Nov-18
Oaks at Hampton                Dallas            TX       250        -         No      LIHTC     Apr-00     Mar-27     Mar-17
Palm Terrace                   Auburn            CA        80        -         No      LIHTC     Aug-01     Aug-18        -
Palm Terrace                   Auburn            CA         *        -         No      LIHTC     Aug-01        -          -
Parks at Westmoreland          DeSoto            TX       250        -         No      LIHTC     Jul-00     Jul-17     Jul-17
Princess Anne House            Virginia Beach    VA       186        -         No      LIHTC     Apr-00     Apr-25     Apr-16
Red Hill Villas                Round Rock        TX       168        -         No      LIHTC     Dec-00     Dec-17     Dec-17
River's Edge                   Green Island      NY       190        -         No      LIHTC     Nov-01     Jun-16        -
Riverside Meadows              Austin            TX       248        -         No      LIHTC     Dec-01     Nov-20     Nov-20
Running Brook                  Miami             FL       186        -         No      LIHTC     Sep-00     Jan-27     Jan-18




                                                                                                                Effective
                                                          Fair Value(4)                     Stated     Future    Date of   Dec. 2001
                               Maturity       Bond Par    at December 31,  Letter of       Interest   Interest    Future     Rental
    Property                     Date          Amount         2001        Credit Put(5)     Rate(6)     Rate(7)   Rate(7)     Occup.
------------------------------------------------------------------------------------------------------------------------------------

Construction Bond Portfolio(9)
------------------------------

Arbors at Creekside             May-41        8,600,000      8,796,000          Yes         8.000%       7.500%    Sep-02     -
Armstrong Farm                  Oct-40        8,246,000      8,434,000          Yes         7.500%         -          -       -
Belmont Heights Estates         Jun-43        7,850,000      8,136,000           No         8.150%       7.600%    Mar-03     -
Blufffview                      May-41       10,700,000     11,090,000           No         8.600%       7.600%    Aug-02     -
Blunn Creek                     Jul-41       15,000,000     14,933,000           No         7.900%       7.400%    Nov-02     -
Chandler Creek                  Nov-42       15,850,000     15,679,000          Yes         8.500%       7.600%    Nov-02     -
Chapel Ridge at Claremore       Oct-42        4,100,000      4,193,000          Yes         7.500%         -          -       -
Chapel Ridge at Lowell          May-02        5,500,000      5,550,000           No         5.500%       7.900%    May-02     -
Cobb Park                       Jul-41        7,500,000      7,569,000           No         7.900%                            -
Grace Townhomes                 Jun-42        5,225,600      5,345,000          Yes         7.500%         -          -       -
Grandview Forest                Jan-43        5,483,907      5,609,000          Yes         8.500%       7.500%    Jan-03     -
Greenbridge at Buckingham       Nov-40       19,735,000     19,009,000          Yes         7.400%         -          -       -
Hidden Grove                    Oct-42        8,600,000      8,679,000          Yes         7.400%         -          -       -
Hillside                        Dec-41       12,500,000     12,500,000          Yes         7.900%       7.000%    Mar-03     -
Knollwood Villas                May-41       13,750,000     14,251,000           No         8.600%       7.600%    Aug-02     -
Lakeline                        Aug-43       21,000,000     21,000,000          Yes         8.100%       7.700%    Nov-03     -
Lakewood Terrace                Aug-41        7,650,000      7,720,000          Yes         7.900%       7.400%    Oct-02     -
Magnolia Arbors                 Apr-23       12,500,000     12,785,000          Yes         7.500%         -          -       -
Midtown Square                  May-43        5,600,000      5,651,000          Yes         7.400%         -          -       -
Oak Hollow                      Dec-41        8,625,000      8,625,000          Yes         7.900%       7.000%    Mar-03     -
Oaks at Hampton                 Mar-40        9,535,000      9,362,000           No         7.200%         -          -       -
Palm Terrace                    Jul-44        4,460,000      4,552,000          Yes         8.400%       7.400%    Jan-03     -
Palm Terrace                    Apr-03        1,542,381      2,021,000          Yes         9.500%         -          -       -
Parks at Westmoreland           Jul-40        9,535,000     11,053,000          Yes         7.500%         -          -       -
Princess Anne House             Apr-42        7,500,000      7,671,000          Yes         7.500%         -          -       -
Red Hill Villas                 Dec-40        9,900,000      9,991,000           No         8.400%       7.400%    Dec-02     -
River's Edge                    Nov-43       15,000,000     15,000,000           No         7.700%       7.200%    Dec-03     -
Riverside Meadows               Dec-41       11,500,000     11,500,000           No         7.500%       7.000%    Apr-03     -
Running Brook                   Dec-42        8,495,000      8,573,000          Yes         7.400%         -          -       -



Construction Bond Portfolio(9)
------------------------------

                                                  Unaudited
                                  2001 Unit       Year 2001
    Property                     Rental Rates       DSCR       Entity**
-----------------------------------------------------------------------

Construction Bond Portfolio(9)
------------------------------

Arbors at Creekside                 -                -        Equity
Armstrong Farm                      -                -        Equity
Belmont Heights Estates             -                -        Equity
Blufffview                          -                -        Equity
Blunn Creek                         -                -        Equity
Chandler Creek                      -                -        Equity
Chapel Ridge at Claremore           -                -        Equity
Chapel Ridge at Lowell              -                -        Equity
Cobb Park                           -                -        Issuer
Grace Townhomes                     -                -         Orig
Grandview Forest                    -                -         Orig
Greenbridge at Buckingham           -                -        Equity
Hidden Grove                        -                -        Equity
Hillside                            -                -        Equity
Knollwood Villas                    -                -        Equity
Lakeline                            -                -        Equity
Lakewood Terrace                    -                -         Orig
Magnolia Arbors                     -                -        Equity
Midtown Square                      -                -        Issuer
Oak Hollow                          -                -        Equity
Oaks at Hampton                     -                -        Equity
Palm Terrace                        -                -        Equity
Palm Terrace                        -                -        Equity
Parks at Westmoreland               -                -        Equity
Princess Anne House                 -                -        Equity
Red Hill Villas                     -                -        Equity
River's Edge                        -                -        Equity
Riverside Meadows                   -                -        Equity
Running Brook                       -                -        Equity


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)


                                                               Last Year of
                                                                   Con-     Partici-            Month/                   Optional
                                                                struction/   pating              Year                    Redemp-
    Property                   Location        State    Units     Rehab(1)    Bond  Bond Type  Acquired  Call Date(2)   tion Date(3)
------------------------------------------------------------------------------------------------------------------------------------

Southwest Trails               Austin            TX       160        -         No      LIHTC     Aug-00     Jun-17     Jun-17
West Meadows                   Colorado Spgs.    CO       216        -         No      LIHTC     Dec-01     Aug-18     Aug-13
Westlake Village               Jackson           NJ       150        -         No      LIHTC     Nov-01     May-19
Westlake Village               Jackson           NJ         *        -         No      LIHTC     Nov-01        -          -
White Rock                     San Antonio       TX       336        -         No     501(c)3    Dec-01     Dec-18     Dec-18
Woods Edge                     Charlottesville   VA        97        -         No      LIHTC     Nov-00     Nov-17     Nov-17
                                                      ---------                                            --------------------
    Construction - Subtotal / Weighted Average          6,338                                               Sep-18     Jan-17
                                                      ---------                                            --------------------




                                                                                                                Effective
                                                          Fair Value(4)                     Stated     Future    Date of   Dec. 2001
                             Maturity         Bond Par    at December 31,  Letter of       Interest   Interest    Future     Rental
    Property                   Date            Amount         2001        Credit Put(5)     Rate(6)     Rate(7)   Rate(7)     Occup.
------------------------------------------------------------------------------------------------------------------------------------

Southwest Trails               Jun-42        6,500,000       6,515,000          Yes         7.350%         -          -       -
West Meadows                   Nov-41       13,000,000      13,000,000          Yes         5.000%         -          -       -
Westlake Village               Nov-41        6,425,000       6,425,000          Yes         7.200%         -          -       -
Westlake Village               Feb-04          575,000         575,000          Yes         8.000%         -          -       -
White Rock                     Dec-41       20,345,000      20,345,000          Yes         7.750%       7.700%    Apr-03     -
Woods Edge                     Nov-40        4,850,000       4,961,000           No         7.800%       7.500%    Nov-02     -
                               ---------------------------------------------               ---------                      ----------
    Construction - Subtotal /
    Weighted Average           Jun-40      333,177,888     337,098,000                      7.689%                           NAP
                               ---------------------------------------------               ---------                      ----------



                                                   Unaudited
                                  2001 Unit       Year 2001
    Property                     Rental Rates       DSCR       Entity**
-----------------------------------------------------------------------

Southwest Trails                    -                -         Orig
West Meadows                        -                -        Equity
Westlake Village                    -                -        Equity
Westlake Village                    -                -        Equity
White Rock                          -                -        Equity
Woods Edge                          -                -         Orig
                                  ---------------------
    Construction - Subtotal /
    Weighted Average                NAP            NAP
                                  ---------------------





                                                               Last Year of
                                                                   Con-     Partici-            Month/                   Optional
                                                                struction/   pating              Year                    Redemp-
    Property                   Location        State    Units     Rehab(1)    Bond  Bond Type  Acquired  Call Date(2)   tion Date(3)
------------------------------------------------------------------------------------------------------------------------------------

Rehabilitation Bond Portfolio(10)
--------------------------------

Autumn Ridge                   San Marcos        CA       192        -         No      LIHTC     Aug-00     Aug-27     Aug-17
King's Village                 Pasadena          CA       313        -         No      LIHTC     Jul-00     Dec-16     Dec-16
Mecca Vineyards                Indio             CA       268        -         No      LIHTC     Nov-01     May-18        -
Mecca Vineyards                Indio             CA         *        -         No      LIHTC     Nov-01        -          -
Merchandise Mart               St. Louis         MO       213        -         No      LIHTC     Oct-01     Oct-19        -
Oakwood Manor                  Little Rock       AR       200        -         No      LIHTC     Jun-01     Dec-17     Dec-17
Oakwood Manor                  Little Rock       AR         *        -         No      LIHTC     Jun-01        -          -
Ocean Ridge                    Federal Way       WA       192        -         No      LIHTC     Dec-01     Nov-18     Nov-13
Sherwood Lake                  Tampa             FL       149        -         No      LIHTC     Apr-01     Nov-17     Nov-17
Silverwood                     Lakewood          WA       107        -         No      LIHTC     Dec-01     Nov-18     Nov-13
Valley View & Ridgecrest       Little Rock       AR       240        -         No      LIHTC     Oct-01        -          -
                                                      ---------                                            --------------------
  Rehab Bonds - Subtotal / Weighted Average             1,874                                               Jul-19     Jul-16
                                                      ---------                                            --------------------
    Subtotal- Tax-Exempt First Mortgage Bonds          24,599                                               Jul-16     Oct-12
                                                      ---------                                            --------------------




                                                                                                                Effective
                                                          Fair Value(4)                     Stated     Future    Date of   Dec. 2001
                             Maturity         Bond Par    at December 31,  Letter of       Interest   Interest    Future     Rental
    Property                   Date            Amount         2001        Credit Put(5)     Rate(6)     Rate(7)   Rate(7)     Occup.
------------------------------------------------------------------------------------------------------------------------------------

Rehabilitation Bond Portfolio(10)
---------------------------------

Autumn Ridge                   Jul-37        9,304,230       9,818,000          No          7.650%         -          -         -
King's Village                 Dec-36       17,650,000      18,259,000          No          7.500%         -          -         -
Mecca Vineyards                May-38       13,040,000      13,040,000          No          7.750%       7.250%    Feb-03       -
Mecca Vineyards                Jul-14        1,500,000       1,500,000          No          7.250%         -          -         -
Merchandise Mart               Sep-41       25,000,000      25,000,000         Yes          8.000%       7.500%    Feb-02       -
Oakwood Manor                  Nov-37        5,010,000       5,227,000          No          8.500%       7.650%    Sep-02       -
Oakwood Manor                  Nov-11          440,000         459,000          No          7.650%         -          -         *
Ocean Ridge                    Nov-38        6,675,000       6,675,000          No          7.750%       6.950%    Nov-02       -
Sherwood Lake                  Sep-37        4,100,000       4,166,000          No          8.450%       7.450%       -         -
Silverwood                     Nov-38        3,300,000       3,300,000          No          8.000%       7.200%    Sep-02       -
Valley View & Ridgecrest       Dec-27        9,200,000       9,200,000          No          5.000%         -                    -
                               ---------------------------------------------              ---------                      -----------
  Rehab Bonds - Subtotal /
  Weighted Average             May-37       95,219,230      96,644,000                      7.564%                            NAP
                               ---------------------------------------------              ---------                      -----------
    Subtotal- Tax-Exempt First
    Mortgage Bonds             Jan-35    1,123,903,174   1,097,414,000                      7.269%
                               ---------------------------------------------              ---------                      -----------


                                                   Unaudited
                                  2001 Unit       Year 2001
    Property                     Rental Rates       DSCR       Entity**
-----------------------------------------------------------------------

Rehabilitation Bond Portfolio(10)
---------------------------------

Autumn Ridge                        -                 -       Owner
King's Village                      -                 -       Owner
Mecca Vineyards                     -                 -       Equity
Mecca Vineyards                     -                 -       Equity
Merchandise Mart                    -                 -       Equity
Oakwood Manor                       -                 -       Equity
Oakwood Manor                       *                 -       Equity
Ocean Ridge                         -                 -       Equity
Sherwood Lake                       -                 -       Equity
Silverwood                          -                 -       Equity
Valley View & Ridgecrest            -                 -       Equity
                                  ---------------------
  Rehab Bonds - Subtotal /
  Weighted Average                   NAP           NAP
                                  ---------------------
    Subtotal- Tax-Exempt First
    Mortgage Bonds




                                                               Last Year of
                                                                   Con-     Partici-            Month/                   Optional
                                                                struction/   pating              Year                    Redemp-
    Property                   Location        State    Units     Rehab(1)    Bond  Bond Type  Acquired  Call Date(2)   tion Date(3)
------------------------------------------------------------------------------------------------------------------------------------

Taxable First Mortgage Bonds

Chandler Creek                 Round Rock        TX         *        *         No     501(c)3    Oct-00
Cobb Park                      Ft. Worth         TX         *        *         No      LIHTC     Jul-01
Greenbriar                     Concord           CA         *        *         No      LIHTC     May-99
Greenbridge at Buckingham      Richardson        TX         *        *         No     501(c)3    Nov-00
Hillside                       Dallas            TX         *        *         No      LIHTC     Dec-01
Lake Park                      Turlock Park      CA         *        *         No      LIHTC     Jun-99
Lakeline                       Leander           TX         *        *         No     501(c)3    Dec-01
Lakes Edge at Walden           Miami             FL         *        *         No      80/20     Jun-99
Magnolia Arbors                Covington         GA         *        *         No      LIHTC     Apr-01                May-08
Mecca Vineyards                Indio             CA         *        *         No      LIHTC     Nov-01
Midtown Square                 Columbus          GA         *        *         No      LIHTC     Jun-01                Jun-08
Oaks at Hampton                Dallas            TX         *        *         No      LIHTC     Apr-00
Oakwood Manor                  Little Rock       AR         *        *         No      LIHTC     Jun-01                Dec-17
Ocean Ridge                    Federal Way       WA         *        *         No      LIHTC     Dec-01
Parks at Westmoreland          DeSoto            TX         *        *         No      LIHTC     Jul-00
Princess Anne House            Virginia Beach    VA         *        *         No      LIHTC     Apr-00
Red Hill Villas                Round Rock        TX         *        *         No      LIHTC     Dec-00
Riverside Meadows              Austin            TX         *        *         No      LIHTC     Dec-01
Silverwood                     Lakewood          WA         *        *         No      LIHTC     Dec-01
White Rock                     San Antonio       TX         *        *         No     501(c)3    Dec-01
Williams Run                   Dallas            TX         *        *         No     501(c)3    Dec-00
                                                      ---------
  Taxable Bonds - Subtotal / Weighted Average              -
                                                      ---------
    Total First Mortgage Bonds                         24,599
                                                      ---------




                                                                                                                Effective
                                                          Fair Value(4)                     Stated     Future    Date of   Dec. 2001
                             Maturity         Bond Par    at December 31,  Letter of       Interest   Interest    Future     Rental
    Property                   Date            Amount         2001        Credit Put(5)     Rate(6)     Rate(7)   Rate(7)     Occup.
------------------------------------------------------------------------------------------------------------------------------------

Taxable First Mortgage Bonds

Chandler Creek                 Dec-42          350,000         382,000         Yes         9.750%        9.250%    Nov-02       *
Cobb Park                      Nov-10          285,000         303,000          No         9.500%          -          -         *
Greenbriar                     May-36        2,015,000       2,030,000          -          9.000%          -          -         *
Greenbridge at Buckingham      Feb-07          350,000         392,000         Yes        10.000%          -          -         *
Hillside                       Oct-09          400,000         400,000         Yes         9.250%          -          -         *
Lake Park                      Sep-35          375,000         378,000          -          9.000%          -          -         *
Lakeline                       May-09          550,000         550,000         Yes         9.650%          -          -         *
Lakes Edge at Walden           Aug-10        1,400,000       1,724,000          -         11.000%          -          -         *
Magnolia Arbors                Jul-18        1,000,000       1,002,000         Yes         8.950%          -          -         *
Mecca Vineyards                Apr-07          360,000         360,000          No         9.000%          -          -         *
Midtown Square                 Feb-14          235,000         235,000         Yes         8.950%          -          -         *
Oaks at Hampton                May-10          525,000         529,000          No         9.000%          -          -         *
Oakwood Manor                  Jan-09          765,000         813,000          No         9.500%          -          -         *
Ocean Ridge                    Sep-23        2,325,000       2,325,000          No         8.750%          -          -         *
Parks at Westmoreland          Nov-09          455,000         458,000         Yes         9.000%          -          -         *
Princess Anne House            Jan-06          125,000         133,000         Yes         9.500%          -          -         *
Red Hill Villas                Jul-01          400,000         425,000          No         9.500%          -          -         *
Riverside Meadows              May-09          200,000         200,000          No         8.750%          -          -         *
Silverwood                     Aug-17          525,000         525,000          No         8.750%          -          -         *
White Rock                     Aug-08          430,000         430,000         Yes         9.500%          -          -         *
Williams Run                   Jul-04          200,000         207,000          -          9.250%          -          -         *
                              ------------------------------------------                  ---------
  Taxable Bonds - Subtotal /
  Weighted Average             Jun-18       13,270,000      13,801,000                     9.309%
                              ------------------------------------------                  ---------
    Total First
     Mortgage Bonds            Apr-33    1,137,173,174   1,111,215,000                     5.978%
                              ------------------------------------------                  ---------


                                                   Unaudited
                                  2001 Unit       Year 2001
    Property                     Rental Rates       DSCR       Entity**
-----------------------------------------------------------------------

Taxable First Mortgage Bonds

Chandler Creek                      *                  *       CMCorp
Cobb Park                           *                  *       CMCorp
Greenbriar                          *                  *       CMCorp
Greenbridge at Buckingham           *                  *       CMCorp
Hillside                            *                  *       CMCorp
Lake Park                           *                  *       CMCorp
Lakeline                            *                  *       CMCorp
Lakes Edge at Walden                *                  *       CMCorp
Magnolia Arbors                     *                  *       CMCorp
Mecca Vineyards                     *                  *       CMCorp
Midtown Square                      *                  *       CMCorp
Oaks at Hampton                     *                  *       CMCorp
Oakwood Manor                       *                  *       CMCorp
Ocean Ridge                         *                  *       CMCorp
Parks at Westmoreland               *                  *       CMCorp
Princess Anne House                 *                  *       CMCorp
Red Hill Villas                     *                  *       CMCorp
Riverside Meadows                   *                  *       CMCorp
Silverwood                          *                  *       CMCorp
White Rock                          *                  *       CMCorp
Williams Run                        *                  *       CMCorp

  Taxable Bonds - Subtotal / Weighted Average

    Total First Mortgage Bonds




                                                               Last Year of
                                                                   Con-     Partici-            Month/                   Optional
                                                                struction/   pating              Year                    Redemp-
    Property                   Location        State    Units     Rehab(1)    Bond  Bond Type  Acquired  Call Date(2)   tion Date(3)
------------------------------------------------------------------------------------------------------------------------------------

Other Tax-Exempt Subordinate Bonds

Draper Lane                    Silver Spring     MD       406                  No   Subordinate  Feb-01     Mar-06
Museum Tower                   Philadelphia      PA       286                  No   Subordinate  Nov-00                   Sep-10
Park at Landmark               Alexandria        VA       396                  No   Subordinate  Sep-00                   Jul-05
                                                      ---------                                            -----------------------
  Subordinate Bonds - Subtotal / Weighted Average       1,088                                               Mar-06        Jul-07
                                                      ---------                                            -----------------------
    Total Revenue Bonds                                25,687                                               Jun-16        Oct-12
                                                      =========                                            =======================




                                                                                                                Effective
                                                          Fair Value(4)                     Stated     Future    Date of   Dec. 2001
                             Maturity         Bond Par    at December 31,  Letter of       Interest   Interest    Future     Rental
    Property                   Date            Amount         2001        Credit Put(5)     Rate(6)     Rate(7)   Rate(7)     Occup.
------------------------------------------------------------------------------------------------------------------------------------

Other Tax-Exempt Subordinate Bonds

Draper Lane                    Mar-40       11,000,000     11,000,000            -           10.000%      -         -        NAP
Museum Tower                   Dec-26        6,000,000      6,000,000            -            8.250%      -         -        NAP
Park at Landmark               Dec-29        9,500,000      9,500,000            -            8.750%      -         -        NAP
                               ---------------------------------------------                ---------
  Subordinate Bonds - Subtotal /
  Weighted Average             Jun-33       26,500,000     26,500,000                         9.156%
                               ---------------------------------------------                ---------
    Total Revenue Bonds             Nov-34 1,163,673,174    1,137,715,000                     7.335%
                               =============================================                =========


                                                   Unaudited
                                  2001 Unit       Year 2001
    Property                     Rental Rates       DSCR       Entity**
-----------------------------------------------------------------------

Other Tax-Exempt Subordinate Bonds

Draper Lane                           NAP            -          Equity
Museum Tower                          NAP            -          Equity
Park at Landmark                      NAP            -          Equity

  Subordinate Bonds - Subtotal / Weighted Average

    Total Revenue Bonds


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package

                                                        Portfolio Attributes
                                                             (unaudited)


                                                               Last Year of
                                                                   Con-     Partici-            Month/                   Optional
                                                                struction/   pating              Year                    Redemp-
    Property                   Location        State    Units     Rehab(1)    Bond  Bond Type  Acquired  Call Date(2)   tion Date(3)
------------------------------------------------------------------------------------------------------------------------------------




                                                                                                                Effective
                                                          Fair Value(4)                     Stated     Future    Date of   Dec. 2001
                             Maturity         Bond Par    at December 31,  Letter of       Interest   Interest    Future     Rental
    Property                   Date            Amount         2001        Credit Put(5)     Rate(6)     Rate(7)   Rate(7)     Occup.
------------------------------------------------------------------------------------------------------------------------------------


                                                   Unaudited
                                  2001 Unit       Year 2001
    Property                     Rental Rates       DSCR       Entity**
-----------------------------------------------------------------------


Notes:
  For further information regarding the bond portfolio and other specifics regarding each bond, please refer to the CharterMac 10-K and 10-Q filings.
  * Not applicable to avoid duplication with another related bond.
  ** Entity identification:
    "Equity" - CharterMac Equity Issuer Trust
    "Holding" - CharterMac Holding Trust
    "Issuer" - Charter Municipal Mortgage Acceptance Company
    "Orig" - CharterMac Origination Trust
    "Owner" - CharterMac Owner Trust and its sub-Series Trusts
    "CMCorp" - Charter Mac Corporation
N/A - Not Available at this time
NAP - Not Applicable

(1) Represents the latest year of fully complete construction or rehabilitation.
(2) The call date is a call date to the borrower at which point the Company can call the bond due and payable. For those properties past the call date, six months notice must be given by the Company to call the bond due and payable. If no call date is specified, the maturity date is assumed.
(3) The earliest date at which the borrower may prepay the underlying mortgage securing the Revenue Bonds without penalty.
(4) The Revenue Bonds are deemed to be available-for-sale debt securities and, accordingly, are carried at their estimated fair values.
(5) The Underlying Property is under construction or undergoing substantial rehabilitation. Such Revenue Bonds are additionally secured by a letter of credit issued by an "A" rated or better financial institution. In the event it is not completed in a timely manner, the Company may "put" the Revenue Bond to the construction lender at par. "Expired" letters of credit indicate that the construction or rehab phase is complete and that the property is in the lease-up stage to stabilization.
(6) The stated interest rate represents the coupon rate of the Revenue Bond, at December 31, 2000.
(7) Represents a future interest rate, generally after the property is no longer in construction or rehabilitation. In some cases the future rate is date specific and in other cases it is defined as upon completion of construction or rehabilitation (post construction period or "Post CP").
(8) Represents properties that have completed construction/rehabilitation and have not achieved occupancy above 90% for three consecutive months. This lease-up definition may differ from the definition of stabilization in individual Bond Documents.
(9) Properties in the construction portfolio include properties still under construction. Recently completed properties in the process of lease up to stabilization are excluded. Occupancy and rental ranges are presented if units or buildings come on line during phased construction.
(10) Generally, properties in the rehab portfolio do not have 100% of their units down during the rehab process. Rehab is generally performed in phases and thus current occupancy and rental ranges are presented for rehab properties, as applicable.


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package

                                             Revenue Bond Portfolio Statistical Analysis
                                                  (unaudited, dollars in thousands)

                                          ---------------------  ----------------------------  --------------------------------
                                                 Units                Face Amount of Bond       Fair Value at December 31, 2001
                                          ---------------------  ----------------------------  --------------------------------

                               Number of   Number   % of Total       $ Amount     % of Total       $ Amount      % of Total
                                Bonds
                               ---------  ---------------------  ----------------------------  ------------------------------
By Region:
  East                               51      10,402      40.5%        421,736,335      36.2%        412,995,000        36.3%
  Central                            57       9,336      36.3%        468,519,200      40.3%        468,524,000        41.2%
  West                               40       5,949      23.2%        273,417,639      23.5%        256,196,000        22.5%
                               ---------  ---------------------  ----------------------------  ------------------------------
    Total                           148      25,687     100.0%      1,163,673,174     100.0%      1,137,715,000       100.0%
                               =========  =====================  ============================  ==============================


By State:
  Arkansas                           7         838       3.3%         32,315,000       2.8%         32,510,000         2.9%
  California                        32       4,696      18.3%        223,867,639      19.2%        206,914,000        18.2%
  Colorado                           1         216       0.8%         13,000,000       1.1%         13,000,000         1.1%
  Connecticut                        1         360       1.4%         14,300,000       1.2%         14,724,000         1.3%
  Delaware                           1         220       0.9%         14,300,000       1.2%         14,236,000         1.3%
  Florida                           16       3,170      12.3%        127,047,428      10.9%        125,308,000        11.0%
  Georgia                           10       2,134       8.3%         95,335,000       8.2%         92,727,000         8.2%
  Indiana                            2         299       1.2%         14,390,600       1.2%         14,496,000         1.3%
  Iowa                               1         138       0.5%          6,100,000       0.5%          6,031,000         0.5%
  Maryland                           1         406       1.6%         11,000,000       0.9%         11,000,000         1.0%
  Minnesota                          3         734       2.9%         44,975,000       3.9%         45,490,000         4.0%
  Missouri                           5       1,717       6.7%         83,750,000       7.2%         80,643,000         7.1%
  New Jersey                         3         324       1.3%         13,400,000       1.2%         13,181,000         1.2%
  New York                           1         190       0.7%         15,000,000       1.3%         15,000,000         1.3%
  North Carolina                     3         388       1.5%         20,413,907       1.8%         20,203,000         1.8%
  Oklahoma                           1         104       0.4%          4,100,000       0.4%          4,193,000         0.4%
  Pennsylvania                       4         750       2.9%         23,650,000       2.0%         21,317,000         1.9%
  Tennessee                          1         210       0.8%          9,500,000       0.8%          9,069,000         0.8%
  Texas                             38       5,506      21.4%        282,888,600      24.3%        285,161,000        25.1%
  Virginia                           7       1,483       5.8%         44,230,000       3.8%         44,231,000         3.9%
  Washington                         7       1,037       4.0%         36,550,000       3.1%         36,282,000         3.2%
  Washington, DC                     3         767       3.0%         33,560,000       2.9%         31,999,000         2.8%
                               ---------  ---------------------  ----------------------------  ------------------------------
    Total                           148      25,687     100.0%      1,163,673,174     100.0%      1,137,715,000       100.0%
                               =========  =====================  ============================  ==============================


By Bond Type:
  LIHTC                             105      15,710      61.2%        714,460,746      61.4%        713,604,000        62.7%
  501(c)3                            11       1,510       5.9%         96,360,000       8.3%         96,111,000         8.4%
  80/20                              29       7,379      28.7%        326,352,428      28.0%        301,500,000        26.5%
  Subordinate                         3       1,088       4.2%         26,500,000       2.3%         26,500,000         2.3%
                               ---------  ---------------------  ----------------------------  ------------------------------
    Total                           148      25,687     100.0%      1,163,673,174     100.0%      1,137,715,000       100.0%
                               =========  =====================  ============================  ==============================


By Property Status:
  Stabilized                         58      12,819      49.9%        519,625,456      44.7%        490,254,000        43.1%
  Lease-up                           27       4,656      18.1%        206,370,600      17.7%        204,257,000        18.0%
  Construction                       48       6,338      24.7%        338,482,888      29.1%        342,537,000        30.1%
  Rehab                              15       1,874       7.3%         99,194,230       8.5%        100,667,000         8.8%
                               ---------  ---------------------  ----------------------------  ------------------------------
    Total                          148      25,687     100.0%      1,163,673,174     100.0%      1,137,715,000       100.0%
                               =========  =====================  ============================  ==============================


Construction Risk Mitigated
with Letters of Credit:
  Letter of Credit in Place          33       4,092      64.6%        225,987,888      66.7%        228,737,000        66.7%
  Does/did not have Letter
  of Credit                          16       2,246      35.4%        113,020,000      33.3%        114,325,000        33.3%
                               ---------  ---------------------  ----------------------------  ------------------------------
    Total Construction Bonds         48       6,338     100.0%        338,482,888     100.0%        342,537,000       100.0%
                               =========  =====================  ============================  ==============================




                                             ---------------------------------- ------------------------
                                              Pertinent Weighted Average Dates  Annualized Base Interest
                                             ---------------------------------- ------------------------
                                                        Optional                                           Occupancy on    DSCR on
                               Minimum Stated   Call    Redemption   Maturity                   % of       Stabilized    Stabilized
                               Interest Rate    Date      Date        Date       $ Amount       Total      Properties    Properties
                               ------------  ---------  ------------ ---------  ------------------------- ------------   ----------
By Region:
  East                               7.45%     Apr-16     Jun-11       Sep-32      31,089,191     36.4%        94.3%         1.34x
  Central                            7.56%     Nov-15     Nov-13       Jun-35      35,474,907     41.6%        90.8%         1.36x
  West                               6.94%     Jan-15     Mar-09       Aug-30      18,754,661     22.0%        96.7%         1.39x
                               ------------  ---------  ------------ --------- -------------------------- -----------  ------------
    Total                             7.38%     Nov-15     Oct-11       Apr-33      85,318,759    100.0%        94.2%         1.37x
                               ============  =========  ============ ========= ========================== ===========  ============


By State:
  Arkansas                           6.56%     Dec-12     Apr-13       Dec-28       2,121,435      2.5%          N/A           N/A
  California                         6.82%     Aug-14     Sep-08       Nov-29      15,061,411     17.7%        96.6%         1.39x
  Colorado                           7.25%     Aug-18     Aug-13       Nov-41         942,500      1.1%          N/A           N/A
  Connecticut                        8.55%       N/A        N/A        Dec-31       1,222,650      1.4%          N/A           N/A
  Delaware                           7.30%     May-18     Nov-17       May-43       1,043,900      1.2%          N/A           N/A
  Florida                            7.30%     Apr-20     Sep-12       Oct-35       9,259,126     10.9%        94.4%         1.51x
  Georgia                            7.10%     Jan-12     Mar-09       May-26       6,771,933      7.9%        94.3%         1.11x
  Indiana                            7.39%     Apr-17     Sep-14       Nov-39       1,063,934      1.2%          N/A           N/A
  Iowa                               7.25%     Jul-08     Jul-08       Jun-22         442,250      0.5%       100.0%         1.04x
  Maryland                          10.00%     Mar-06     Mar-06       Mar-40       1,100,000      1.3%          N/A           N/A
  Minnesota                          7.42%     Mar-10     Jun-04       Oct-24       3,335,625      3.9%        93.8%         1.46x
  Missouri                           7.15%     Aug-13     Apr-07       Sep-27       5,984,230      7.0%        91.5%         1.46x
  New Jersey                         7.20%     Apr-18     Mar-10       Jan-37         964,600      1.1%          N/A           N/A
  New York                           7.70%     Jun-16       N/A        Nov-43       1,155,000      1.4%          N/A           N/A
  North Carolina                     7.55%     Feb-17     Aug-13       Jan-40       1,541,145      1.8%          N/A           N/A
  Oklahoma                           7.50%     Oct-17     Oct-17       Oct-42         307,500      0.4%          N/A           N/A
  Pennsylvania                       8.27%     Jun-06     May-04       Jul-14       1,620,000      1.9%        91.3%         1.39x
  Tennessee                          7.00%     Nov-06     Mar-04       Apr-17         665,000      0.8%        87.4%         1.11x
  Texas                              7.84%     Oct-17     Sep-16       Feb-40      22,219,934     26.0%        85.8%         1.13x
  Virginia                           7.68%     Nov-18     Mar-12       Feb-35       3,397,413      4.0%        96.2%         1.78x
  Washington                         7.53%     Nov-18     May-10       Aug-31       2,750,750      3.2%        97.0%         1.40x
  Washington, DC                     7.00%     May-16     May-16       Feb-35       2,348,425      2.8%        96.7%         1.20x
                               ------------  ---------  ------------ --------- -------------------------- -----------  ------------
    Total                             7.38%     Nov-15     Oct-11       Apr-33      85,318,759    100.0%       94.2%         1.37x
                               ============  =========  ============ ========= ========================== ===========  ============


By Bond Type:
  LIHTC                              7.48%     Jul-18     Jul-15       May-38      53,659,608     62.9%       96.2%         1.33x
  501(c)3                            7.97%     Sep-16     Jul-16       Jul-40       7,483,953      8.8%       81.8%         0.99x
  80/20                              6.83%     Aug-09     Sep-03       Feb-20      21,748,948     25.5%       93.9%         1.40x
  Subordinate                        9.16%     Mar-06     Dec-06       Jun-33       2,426,250      2.8%         N/A           N/A
                               ------------  ---------  ------------ --------- -------------------------- ----------  -----------
    Total                            7.38%     Nov-15     Oct-11       Apr-33      85,318,759    100.0%       94.2%         1.37x
                               ============  =========  ============ ========= ========================== ==========  ===========


By Property Status:
  Stabilized                         7.06%     Dec-11     Jul-07       Dec-25      36,138,535     42.4%       94.2%         1.37x
  Lease-up                           7.33%     Jul-18     Mar-14       Jun-39      15,135,675     17.7%         N/A           N/A
  Construction                       7.81%     Sep-18     Dec-16       Jan-40      26,487,953     31.0%         N/A           N/A
  Rehab                              7.62%     Jul-19     Aug-16       Aug-36       7,556,596      8.9%         N/A           N/A
                               ------------  ---------  ------------ --------- -------------------------- ----------  -----------
    Total                            7.38%     Nov-15     Oct-11       Apr-33      85,318,759    100.0%       94.2%         1.37x
                               ============  =========  ============ ========= ========================== ==========  ===========


Construction Risk Mitigated
with Letters of Credit:
  Letter of Credit in Place          7.78%     Oct-17     Nov-98       Apr-40      17,621,733     66.4%         N/A           N/A
  Does/did not have Letter
  of Credit                          7.89%     Apr-18     Aug-01       Apr-39       8,912,158     33.6%         N/A           N/A
                               ------------  ---------  ------------ --------- -------------------------- ----------  -----------
    Total Construction Bonds         7.82%     Sep-18     Oct-99       Dec-39      26,533,891    100.0%         N/A           N/A
                               ============  =========  ============ ========= ========================== ==========  ===========


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package

                                             Revenue Bond Portfolio Statistical Analysis
                                                  (unaudited, dollars in thousands)



                                            ---------------------  ----------------------------  -------------------------------
                                                  Units                 Face Amount of Bond      Fair Value at December 31, 2001
                                            ---------------------  ----------------------------  -------------------------------

                                 Number of   Number   % of Total       $ Amount     % of Total       $ Amount      % of Total
                                  Bonds
                                 ---------  ---------------------  ----------------------------  ------------------------------


By Participating Features:
  Participating                        15       3,963      15.4%        162,677,428      14.0%        152,199,000        13.4%
  Non-Participating                   133      21,724      84.6%      1,000,995,746      86.0%        985,516,000        86.6%
                                 ---------  ---------------------  ----------------------------  ------------------------------
    Total                             148      25,687     100.0%      1,163,673,174     100.0%      1,137,715,000       100.0%
                                 =========  =====================  ============================  ==============================


By Year-Acquired:
  Pre-1998                             25       6,643      25.9%        296,152,428      25.4%        268,680,000        23.6%
  1998                                 17       3,107      12.1%        117,596,600      10.1%        114,381,000        10.1%
  1999                                 21       3,707      14.4%        159,050,500      13.7%        152,897,000        13.4%
  2000                                 43       6,570      25.6%        294,911,265      25.3%        303,023,000        26.6%
  2001                                 42       5,660      22.0%        295,962,381      25.4%        298,734,000        26.3%
                                 ---------  ---------------------  ----------------------------  ------------------------------
    Total                             148      25,687     100.0%      1,163,673,174     100.0%      1,137,715,000       100.0%
                                 =========  =====================  ============================  ==============================


By Entity:
  Charter Mac Corporation              21           -       0.0%         13,270,000       1.1%         13,801,000         1.2%
  Charter Municipal Mortgage
  Acceptance                           4         850       3.3%         34,000,000       2.9%         31,051,000         2.7%
  CharterMac Holding Trust              2         200       0.8%          8,150,000       0.7%          9,510,000         0.8%
  CharterMac Equity Issuer Trust       56      11,209      43.6%        533,533,881      45.8%        526,576,000        46.3%
  CharterMac Origination Trust         17       3,248      12.6%        149,802,935      12.9%        132,164,000        11.6%
  CharterMac Owner Trust               48      10,180      39.6%        424,916,358      36.5%        424,613,000        37.3%
                                 ---------  ---------------------  ----------------------------  ------------------------------
    Total                             148      25,687     100.0%      1,163,673,174     100.0%      1,137,715,000       100.0%
                                 =========  =====================  ============================  ==============================


[LOGO OMITTED]
                                                                                                        Fourth Quarter 2001
                                                                                               Supplemental Analyst Package

                                                      2001 Acquisitions
                                                         (unaudited)


                                                                                      Month/
                                                                                       Year         Face Amount       Current Slated
    Revenue Bond Acquisitions             Location            Units     Bond Type    Acquired        of Bond          Interest Rate
------------------------------------------------------------------------------------------------------------------------------------

Tax Exempt Bonds
  Stabilized Properties
    Draper Lane                        Silver Spring, MD      406      Subordinate   Feb-01         11,000,000        10.00%
                                                            -------                               ------------------------------
      Total Stabilized Properties                             406                                   11,000,000        10.00%
                                                            -------                               ------------------------------

  New Construction
    Magnolia Arbors                     Covington, GA         250         LIHTC      Apr-01         12,500,000         7.50%
    Bluffview                            Denton, TX           250         LIHTC      May-01         10,700,000         8.60%
    Knollwood Villas                     Denton, TX           264         LIHTC      May-01         13,750,000         8.60%
    Chapel Ridge at Lowell               Lowell, AR           126         LIHTC      May-01          5,500,000         5.50%
    Belmont Heights Estates               Tampa, FL           201         LIHTC      Jun-01          7,850,000         8.15%
    Arbors at Creekside                  Austin, TX           176         LIHTC      Jun-01          8,600,000         8.20%
    Midtown Square                      Columbus, GA          144         LIHTC      Jun-01          5,600,000         7.40%
    Cobb Park                           Ft. Worth, TX         172         LIHTC      Jul-01          7,500,000         7.90%
    Palm Terrace                         Auburn, CA           80          LIHTC      Aug-01          4,460,000         8.40%
    Palm Terrace                         Auburn, CA           *           LIHTC      Aug-01          1,542,381         9.50%
    Lakewood Terrace                     Belton, MO           152         LIHTC      Aug-01          7,650,000         7.90%
    Blunn Creek                          Austin, TX           280         LIHTC      Aug-01         15,000,000         7.90%
    Lakeline                             Leander, TX          264        501(c)3     Nov-01         21,000,000         8.10%
    River's Edge                      Green Island, NY        190         LIHTC      Nov-01         15,000,000         7.70%
    Westlake Village                     Jackson, NJ          150         LIHTC      Nov-01          6,425,000         7.20%
    Westlake Village                     Jackson, NJ          *           LIHTC      Nov-01            575,000         8.00%
    Hillside                             Dallas, TX           236         LIHTC      Dec-01         12,500,000         7.90%
    Riverside Meadows                    Austin, TX           248         LIHTC      Dec-01         11,500,000         7.50%
    Oak Hollow                           Dallas, TX           150         LIHTC      Dec-01          8,625,000         7.90%
    West Meadows                     Colorado Spgs., CO       216         LIHTC      Dec-01         13,000,000         5.00%
    White Rock                         San Antonio, TX        336        501(c)3     Dec-01         20,345,000         7.75%
                                                            -------                               ------------------------------
      Total New Construction                                 3,885                                 209,622,381         7.69%
                                                            -------                               ------------------------------


Rehabilitation Properties
    Sherwood Lake                         Tampa, FL           149         LIHTC      Apr-01          4,100,000         8.45%
    Oakwood Manor                      Little Rock, AR        200         LIHTC      Jun-01          5,010,000         8.50%
    Oakwood Manor                      Little Rock, AR        *           LIHTC      Jun-01            440,000         7.65%
    Merchandise Mart                    St. Louis, MO         213         LIHTC      Oct-01         25,000,000         8.00%
    Valley View & Summertree           Little Rock, AR        240         LIHTC      Oct-01          9,200,000         5.00%
    Mecca Vineyards                       Indio, CA           268         LIHTC      Nov-01         13,040,000         7.75%
    Mecca Vineyards                       Indio, CA           *           LIHTC      Nov-01          1,500,000         7.25%
    Ocean Ridge                        Federal Way, WA        192         LIHTC      Dec-01          6,675,000         7.75%
    Silverwood                          Lakewood, WA          107         LIHTC      Dec-01          3,300,000         8.00%
                                                            -------                               ------------------------------
      Total Rehabilitation Properties                        1,369                                  68,265,000         7.57%
                                                            -------                               ------------------------------


                                                            -------                               ------------------------------
Total 2001 Tax Exempt Bond Acquisitions                      5,660                                 288,887,381         7.56%
                                                            -------                               ------------------------------


Taxable Bonds
    Magnolia Arbors                       Covington, GA                             Apr-01          1,000,000         8.95%
    Oakwood Manor                        Little Rock, AR                            Jun-01            765,000         9.50%
    Cobb Park                             Ft. Worth, TX                             Jul-01            285,000         9.50%
    Midtown Square                        Columbus, GA                              Jun-01            235,000         8.95%
    Mecca Vineyards                         Indio, CA                               Nov-01            360,000         9.00%
    Hillside                               Dallas, TX                               Dec-01            400,000         9.25%
    Ocean Ridge                          Federal Way, WA                            Dec-01          2,325,000         8.75%
    Silverwood                            Lakewood, WA                              Dec-01            525,000         8.75%
    White Rock                           San Antonio, TX                            Dec-01            430,000         9.50%
    Lakeline                               Leander, TX                              Dec-01            550,000         9.65%
    Riverside Meadows                      Austin, TX                               Dec-01            200,000         8.75%
                                                                                                  ----------------------------------
Total 2001 Taxable Bond Acquisitions                                                                 7,075,000         9.05%
                                                                                                  ----------------------------------

Total 2001 Revenue Bond Acquisitions                                                               295,962,381        7.596%
                                                                                                  ==================================


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package


                                           2001 Repayments
                                             (unaudited)


                                                                             Minimum     Face
                                                                    Month/   Stated     Amount      Net                     Net
                                                       Bond         Year    Interest     of        Book        Net          Gain
                         Units    Location             Type       Acquired    Rate       Bond      Value     Proceeds      (Loss)
                         -----------------------------------------------------------------------------------------------------------
Repayments:
  Stabilized:
   Greenway Manor        312      St. Louis, MO        80/20       Oct-86     8.50%   12,850,000  12,744,443  12,850,000   105,557
   Country Lake          192      West Palm Beach, FL  80/20       Nov-99     6.00%    6,255,000   6,400,979   6,255,000  (145,979)
   Rolling Ridge         110      Chino Hills, CA      80/20       Nov-00     9.00%    4,925,000   5,989,416   5,122,000  (867,416)
                       -----                                                 -------------------------------------------------------
    Total Stabilized
     Bonds               614                                                  7.95%   24,030,000  25,134,838  24,227,000  (907,838)
                       =====                                                 =======================================================



Construction:
  Courtyards (RITE)     104       Santa Rosa, CA       LIHTC      06/04/1999    *          5,000      22,647      18,881    (3,766)
                       -----                                                 -------------------------------------------------------
   Total Construction
    Bonds               104                                                   0.00%        5,000       8,766       5,000    (3,766)
                       =====                                                 =======================================================

Rehabilitation:
  None                   -                                                    0.00%         -           -           -         -
                       -----                                                 -------------------------------------------------------
   Total Rehabiliation
    Bonds                -                                                    0.00%         -           -           -         -
                       =====                                                 =======================================================
                       -----                                                 -------------------------------------------------------
   Total Year-to-Date
    Repayments          718                                                   7.95%   24,035,000  25,143,604  24,232,000  (911,604)
                       =====                                                 =======================================================

* Residual Ceritificate/Floating Rate


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package


                                     Construction and Rehabilitation Bond Status
                                                     (unaudited)


                                                                                               Minimum
                                                                         Month/      Face       Stated       Estimated     Letter of
                                                                Bond      Year      Amount     Interest      Completion     Credit
                                     Units  Location            Type     Acquired   of Bond      Rate           Date          Put
                                     -----------------------------------------------------------------------------------------------

Construction (includes tax-exempt and taxable construction bonds):
  Arbors at Creekside                   176    Austin, TX           LIHTC    Jun-01    8,600,000     8.00%   closed in escrow    Yes
  Armstrong Farm                        168    Jeffersonville, IN   LIHTC    Oct-00    8,246,000     7.50%      02/01/2002       Yes
  Belmont Heights Estates               201    Tampa, FL            LIHTC    Jun-01    7,850,000     8.15%      12/31/2002        No
  Bluffview                             250    Denton, TX           LIHTC    May-01   10,700,000     8.60%      06/01/2002        No
  Blunn Creek                           280    Austin, TX           LIHTC    Aug-01   15,000,000     7.90%      10/31/2002        No
  Chandler Creek                        216    Round Rock, TX       501(c)3  Oct-00   15,850,000     8.50%      01/15/2002       Yes
  Chandler Creek                          *    Round Rock, TX       501(c)3  Oct-00      350,000     9.75%          *            Yes
  Chapel Ridge at Claremore             104    Claremore, OK        LIHTC    Oct-00    4,100,000     7.50%      01/15/2002       Yes
  Chapel Ridge at Lowell                126    Lowell, AR           LIHTC    May-01    5,500,000     5.50%   closed in escrow     No
  Cobb Park                             172    Ft. Worth, TX        LIHTC    Jul-01    7,500,000     7.90%       09/30/2002       No
  Cobb Park                               *    Ft. Worth, TX        LIHTC    Jul-01      285,000     9.50%           *            No
  Grace Townhomes                       112    Ennis, TX            LIHTC    May-00    5,225,600     7.50%       01/08/2002      Yes
  Grandview Forest                       92    Durham, NC           LIHTC    Dec-00    5,483,907     8.50%       01/15/2002      Yes
  Greenbridge at Buckingham             242    Richardson, TX       501(c)3  Nov-00   19,735,000     7.40%       08/01/2002      Yes
  Greenbridge at Buckingham               *    Richardson, TX       501(c)3  Nov-00      350,000    10.00%           *           Yes
  Hidden Grove                          222    Miami, FL            LIHTC    Sep-00    8,600,000     7.40%       02/28/2002      Yes
  Hillside                              236    Dallas, TX           LIHTC    Dec-01   12,500,000     7.90%       03/31/2003      Yes
  Hillside                                *    Dallas, TX           LIHTC    Dec-01      400,000     9.25%           *           Yes
  Knollwood Villas                      264    Denton, TX           LIHTC    May-01   13,750,000     8.60%       06/01/2002       No
  Lakeline                              264    Leander, TX          501(c)3  Nov-01   21,000,000     8.10%       09/30/2002      Yes
  Lakeline                                *    Leander, TX          501(c)3  Nov-01      550,000     9.65%           *           Yes
  Lakewood Terrace                      152    Belton, MO           LIHTC    Aug-01    7,650,000     7.90%       09/01/2002      Yes
  Magnolia Arbors                       250    Covington, GA        LIHTC    Apr-01   12,500,000     7.50%       08/30/2002      Yes
  Magnolia Arbors                         *    Covington, GA        Taxable  Apr-01    1,000,000     8.95%           *           Yes
  Midtown Square                        144    Columbus, GA         LIHTC    Jun-01    5,600,000     7.40%       09/01/2002      Yes
  Midtown Square                          *    Columbus, GA         Taxable  Jun-01      235,000     8.95%           *           Yes
  Oak Hollow                            150    Dallas, TX           LIHTC    Dec-01    8,625,000     7.90%       03/31/2003      Yes
  Oaks at Hampton                       250    Dallas, TX           LIHTC    Apr-00    9,535,000     7.20%       12/31/2001       No
  Oaks at Hampton                         *    Dallas, TX           LIHTC    Apr-00      525,000     9.00%           *            No
  Palm Terrace                           80    Auburn, CA           LIHTC    Aug-01    4,460,000     8.40%   closed in escrow    Yes
  Palm Terrace                            *    Auburn, CA           LIHTC    Aug-01    1,542,381     9.50%   closed in escrow    Yes
  Parks at Westmoreland                 250    DeSoto, TX           LIHTC    Jul-00    9,535,000     8.50%       02/01/2002      Yes
  Parks at Westmoreland                   *    DeSoto, TX           LIHTC    Jul-00      455,000     9.00%           *           Yes
  Princess Anne House                   186    Virginia Beach, VA   LIHTC    Apr-00    7,500,000     7.50%       05/01/2002      Yes
  Princess Anne House                     *    Virginia Beach, VA   LIHTC    Apr-00      125,000     9.50%           *           Yes
  Red Hill Villas                       168    Round Rock, TX       LIHTC    Dec-00    9,900,000     8.40%       01/15/2002       No
  Red Hill Villas                       *      Round Rock, TX       LIHTC    Dec-00      400,000     9.50%            *           No
  River's Edge                          190    Green Island, NY     LIHTC    Nov-01   15,000,000     7.70%       12/01/2002       No
  Riverside Meadows                     248    Austin, TX           LIHTC    Dec-01   11,500,000     7.50%       02/28/2003       No
  Riverside Meadows                       *    Austin, TX           LIHTC    Dec-01      200,000     8.75%           *            No
  Running Brook                         186    Miami, FL            LIHTC    Sep-00    8,495,000     7.40%       02/22/2002      Yes
  Southwest Trails                      160    Austin, TX           LIHTC    Aug-00    6,500,000     7.35%       01/01/2002      Yes
  West Meadows                          216    Colorado Springs, CO LIHTC    Dec-01   13,000,000     7.25%       01/31/2003      Yes
  Westlake Village                      150    Jackson, NJ          LIHTC    Nov-01    6,425,000     7.20%       07/31/2003      Yes
  Westlake Village                        *    Jackson, NJ          LIHTC    Nov-01      575,000     8.00%           *           Yes
  White Rock                            336    San Antonio, TX      501(c)3  Dec-01   20,345,000     7.75%       04/15/2003      Yes
  White Rock                              *    San Antonio, TX      501(c)3  Dec-01      430,000     9.50%           *           Yes
  Woods Edge                             97    Charlottesville, VA  LIHTC    Nov-00    4,850,000     7.80%       01/15/2002      Yes
                                   ---------                                        ------------------------
      Total Construction Bonds        6,338                                          338,482,888     7.83%
                                   ---------                                        ------------------------




Rehabilitation (includes tax-exempt and taxable rehab bonds):
  Autumn Ridge                         192    San Marcos, CA       LIHTC    Aug-00    9,304,230     7.65%   01/01/2002           No
  King's Village                       313    Pasadena, CA         LIHTC    Jul-00   17,650,000     7.50%   01/16/2002           No
  Mecca Vineyards                      268    Indio, CA            LIHTC    Nov-01   13,040,000     7.75%   11/30/2002           No
  Mecca Vineyards                      *      Indio, CA            LIHTC    Nov-01    1,500,000     7.25%       *                No


[LOGO OMITTED]                                                                                                   Fourth Quarter 2001
                                                                                                        Supplemental Analyst Package


                                   Construction and Rehabilitation Bond Status
                                                   (unaudited)


                                                                                               Minimum
                                                                         Month/      Face       Stated       Estimated     Letter of
                                                                Bond      Year      Amount     Interest      Completion     Credit
                                     Units  Location            Type     Acquired   of Bond      Rate           Date          Put
                                     -----------------------------------------------------------------------------------------------


  Mecca Vineyards                        *    Indio, CA            LIHTC    Nov-01      360,000     9.00%          *             No
  Merchandise Mart                     213    St. Louis, MO        LIHTC    Oct-01   25,000,000     8.00%      02/28/2003       Yes
  Oakwood Manor                        200    Little Rock, AR      LIHTC    Jun-01    5,010,000     8.50%      07/01/2002        No
  Oakwood Manor                          *    Little Rock, AR      LIHTC    Jun-01      440,000     7.65%          *             No
  Oakwood Manor                          *    Little Rock, AR      LIHTC    Jun-01      765,000     9.50%          *             No
  Ocean Ridge                          192    Federal Way, WA      LIHTC    Dec-01    6,675,000     7.75%      08/31/2002        No
  Ocean Ridge                            *    Federal Way, WA      LIHTC    Dec-01    2,325,000     8.75%          *             No
  Sherwood Lake                        149    Tampa, FL            LIHTC    Apr-01    4,100,000     8.45%      08/31/2002        No
  Silverwood                           107    Lakewood, WA         LIHTC    Dec-01    3,300,000     8.00%      06/30/2002        No
  Silverwood                             *    Lakewood, WA         LIHTC    Dec-01      525,000     8.75%          *             No
  Valley View & Ridgecrest             240    Little Rock, AR      LIHTC    Oct-01    9,200,000     5.00%   Closed in Escrow     No
                                  ----------                                        ------------------------
      Total Rehabilitation Bonds     1,874                                           99,194,230     7.62%
                                  ----------                                        ------------------------
                                  ----------                                        ------------------------
Total Construction and Rehab Bonds   8,212                                          437,677,118     7.78%
                                  ==========                                        ========================


[LOGO OMITTED]                                                                             Fourth Quarter 2001
                                                                                  Supplemental Analyst Package

--------------------------------------------------------------------------------------------------------------
                                            Reporting Definitions
--------------------------------------------------------------------------------------------------------------

CharterMac - means Charter Municipal Mortgage Acceptance Company and its consolidated subsidiaries.


501(c)3 Bonds - Revenue Bonds issued to finance         Lease-Up - Revenue Bonds whose underlying
low income multi-family projects and facilities         properties have completed
owned by charities.                                     construction/rehabilitation and have not achieved
                                                        occupancy above 90% for three consecutive months.
80/20 Properties - generally pre-1987 affordable        This lease-up definition may differ from the
housing bond properties for which there is a            definition of stabilization in individual Bond
minimum set-aside of 20% of the property's units        Documents.
for renters at 80% or less of area median income.
                                                        LIHTC - means the Low Income Housing Tax Credit
Affordable Housing - CharterMac's revenue bond          pursuant to Section 42 of the Internal Revenue
investments are generally collateralized by             Code. LIHTC Revenue Bonds have the additional
mortgages on affordable housing properties which        enhancement of such credits which should further
are highly competitive and comparable to class B        mitigate credit risk and the potential for
to class A multifamily properties.                      default. Minimum set-asides required by federal
                                                        guidelines are 40% of the property's units for
Cash Available for Distribution ("CAD") - a             renters at 60% or less of area median income or
primary measure of dividend paying ability.             20% for renters at 50% or less of median income.
Differences between CAD and net income result from      In many localities, minimum set-asides exceed
variations between GAAP and cash received               these limits. Most of CharterMac's recent
                                                        originations are LIHTC revenue bonds.
CAD Payout Ratio - the ratio of dividends paid per
share to CAD per share.                                 Minority Interest - CharterMac securitzes a
                                                        portion of its Revenue Bond portfolio through a
Completion Date - for construction or                   subsidiary Trust. This collateralized
rehabilitation Revenue Bonds, the estimated date        securitization program, called TOPs, is recorded
that such activity will be fully complete on the        as minority interest in subsidiary.
underlying mortgaged property.
                                                        Occupancy Date - for construction and
Construction Bonds - Revenue Bonds acquired by          rehabilitation Revenue Bonds, the estimated date
CharterMac may have properties in construction as       of initial occupancy for the underlying mortgaged
underlying collateral. Generally, such bonds are        property.
additionally secured by a construction letter of
for the full bond face amount so that CharterMac        Par Value - the face amount of a Revenue Bond.
assumes no construction risk.
                                                        per Share - both basic and diluted per share
CRA Convertible Preferred Shares ("CRA Shares") -       calculations include both common and CRA shares.
means the Convertible Community Reinvestment Act        The difference, if any, between basic and diluted
Preferred Shares issued by CharterMac. These CRA        shares is the dilutive effect of any stock
shares have a preference with regard to an              options.
allocation of CRA credits available on
CharterMac's revenue bonds. CRA shares are              PFloats - a securitized debt program used by
economically the same as common shares and              CharterMac to finance a portion of its bond
dividends for both are the same with no preference      acquisition activities.
in liquidation or dividend payment. For
presentation purposes, both basic and diluted per       Rehabilitation - Revenue Bonds acquired by
share data include both common and CRA shares.          CharterMac may have as mortgage collateral
                                                        underlying properties undergoing extensive
Dividend Yield - Current annualized dividend per        internal and/or external rehabilitation. In some
share divided by the current market price.              cases, such bonds are additionally secured by a
Currently, CharterMac's income is approximately         construction letter of credit for the full amount
96% tax-exempt. The Tax Adjusted Dividend Yield,        of the bond.
takes into account CharterMac's tax-exempt income
and a 39.6% effective tax rate to compute a             Revenue Bonds - primarily means a multifamily
taxable equivalent yield.                               housing revenue bond secured by a first or second
                                                        mortgage on a multifamily property.
Equity Market Capitalization - The total of common
equity market capitalization (common and CRA            Securitized Debt - CharterMac's debt is
shares at market price) plus the sum of all             securitized by certain Revenue Bonds which are
preferred shares at their liquidation preference        used as collateral. CharterMac's two debt programs
totals.                                                 are PFloats and TOPs.

Fair Value - the estimated fair market value of a       Stabilized Operations - the date a newly
Revenue Bond.                                           constructed or rehabilitated property reaches
                                                        stabilized occupancy, generally similar to market
Fixed Charge Coverage - Net income plus GAAP            occupancy or above 90% for three consecutive
interest expense plus minority interest in income       months.
of subsidiary plus preferred dividend
distributions divided by GAAP interest expense          Start Date - the starting period for which
plus minority interest in income of subsidiary          construction or rehabilitation begins.
plus preferred dividend distributions.
                                                        TOPs - a securitized debt program used by
GAAP - Generally Accepted Accounting Principles in      CharterMac to finance a portion of its bond
the United States.                                      acquisition activities.

Interest Expense, Fees and Minority Interest            Total Market Cap - Total Market Capitalization is
Coverage - Net income plus total GAAP interest          the sum of CharterMac's equity market cap,
expense, recurring fees related to the TOPs and         preferred shares, minority interest in subsidiary
minority interest in the income of subsidiary           and outstanding debt.
divided by total GAAP interest expense plus
recurring fees related to the TOPs and minority         Underlying Properties - means the multifamily
interest in the income of subsidiary.                   housing properties securing the Revenue Bonds and
                                                        other investments owned by CharterMac.
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